================================================================================


                                  SCHEDULE 14A
                                 (RULE 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )


[X]  Filed by the registrant         [ ]  Filed by a party other than registrant


Check the appropriate box:
[ ]  Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by rule 14a-6(e)(2)).
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting Material under Rule 14a-12.


                                COTT CORPORATION
               --------------------------------------------------
               (Name of registration as specified in its charter)


Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     1.   Title of each class of securities to which transaction applies.

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:


================================================================================

(COTT LOGO)



COTT CORPORATION



NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREOWNERS


The Annual and Special Meeting of shareowners of Cott Corporation will be held

on:      Thursday, April 20, 2006

at:      8:30 a.m. (local time in Toronto, Canada)

at the:   Glenn Gould Studio, Canadian Broadcasting Centre
          250 Front Street West, Toronto, Ontario, Canada

to:      -  receive the financial statements for the year ended December 31,
            2005 and the auditors' report on those statements,

         -  elect directors,

         -  appoint auditors,

         - consider and, if thought fit, pass a resolution in the form set forth in Appendix A to the accompanying proxy circular approving Cott's performance share unit plan,

         - consider and, if thought fit, pass a resolution in the form set forth in Appendix B to the accompanying proxy circular approving Cott's share appreciation rights plan, and

         - transact any other business that properly may be brought before the meeting and any adjournment of the meeting.

By order of the Board of Directors

-s- Mark R. Halperin

Mark R. Halperin
Senior Vice President,
General Counsel & Secretary
Toronto, Ontario

March 20, 2006

(COTT LOGO)                                                  John K. Sheppard
                                                             President and
                                                             Chief Executive Officer
                                                             Cott Corporation
                                                             207 Queen's Quay West
                                                             Suite 340
                                                             Toronto, Ontario M5J 1A7



March 20, 2006




Dear Shareowners:

     We would like to invite you to attend our annual and special meeting, which will be held at the Glenn Gould Studio, Canadian Broadcasting Centre, 250 Front Street West in Toronto, Ontario, Canada at 8:30 a.m. (local time in Toronto, Canada) on Thursday, April 20, 2006. This meeting gives you the opportunity to learn more about us, receive our financial results and hear about our plans for the future. It also provides you with an opportunity to meet our directors and senior management.

     The notice of meeting and circular that accompany this letter describe the business to be conducted at the meeting.

     Even if you cannot attend the meeting, it is important that your shares be represented and voted by using the enclosed form of proxy. We encourage you to read the circular and vote as soon as possible. We look forward to your participation.



Sincerely,

-s- John K. Sheppard

JOHN K. SHEPPARD,
President and Chief Executive Officer

                                  (COTT LOGO)

                                COTT CORPORATION

                   ANNUAL AND SPECIAL MEETING OF SHAREOWNERS

                             THIS BOOKLET EXPLAINS:

             - details of the matters to be voted upon at the meeting, and

             - how to exercise your vote even if you cannot attend the meeting.

                             THIS BOOKLET CONTAINS:

             -  the notice of the meeting,

             -  the proxy circular for the meeting, and

             - a proxy form that you may use to vote your shares without attending the meeting.

                             REGISTERED SHAREOWNERS

A form of proxy is enclosed with this booklet. This form may be used to vote your shares if you are unable to attend the meeting in person. Instructions on how to vote using this form are found starting on page 1 of the circular.

                     NON-REGISTERED BENEFICIAL SHAREOWNERS

If your shares are held on your behalf or for your account by a broker, securities dealer, bank, trust company or other intermediary, you will not be able to vote unless you carefully follow the instructions provided by your intermediary.

THE ACCOMPANYING CIRCULAR AND FORM OF PROXY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF MANAGEMENT FOR USE AT THE ANNUAL AND SPECIAL MEETING OF THE SHAREOWNERS TO BE HELD ON APRIL 20, 2006 AND ANY CONTINUATION OF THE MEETING AFTER AN ADJOURNMENT OF THAT MEETING.

                     AVAILABILITY OF FINANCIAL INFORMATION

Note: If you are a shareowner and wish to receive (or continue to receive) our quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

                                 PROXY CIRCULAR

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
VOTING AT THE MEETING.......................................     1
  Who Can Vote..............................................     1
  Voting By Registered Shareowners..........................     1
  Voting By Non-Registered Beneficial Shareowners...........     3
  Confidentiality of Vote...................................     3
  Quorum....................................................     3
  How Will Resolutions be Passed?...........................     3
  Please Complete Your Proxy................................     3
PROCEDURE FOR CONSIDERING SHAREOWNERS PROPOSALS.............     3
PRINCIPAL SHAREOWNERS.......................................     4
FINANCIAL STATEMENTS........................................     5
ELECTION OF DIRECTORS.......................................     5
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT..............     7
  Security Ownership........................................     7
  Section 16(a) Beneficial Ownership Reporting Compliance...     8
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............     8
EXECUTIVE COMPENSATION......................................     9
  Summary Compensation Table................................     9
  Stock Option Grants.......................................    11
  Options Exercised.........................................    12
  Executive Officers........................................    12
EMPLOYMENT AGREEMENTS.......................................    12
REPORT ON EXECUTIVE COMPENSATION............................    13
  Human Resources and Compensation Committee................    13
  Compensation Principles...................................    14
  Compensation Elements and Determination Process...........    14
  Long-Term Incentives......................................    15
    Option Plan.............................................    15
    Executive Investment Share Purchase Plan................    16
    Proposed New Plans......................................    17
  Compensation of the Chief Executive Officer...............    18
SHAREOWNER RETURN PERFORMANCE GRAPH.........................    19
COMPENSATION OF DIRECTORS...................................    20
EQUITY COMPENSATION PLAN INFORMATION........................    21
DIRECTORS AND OFFICERS INSURANCE............................    21
CORPORATE GOVERNANCE........................................    21
  Board and Management Roles................................    21
  Allocation of Responsibility between the Board and
    Management..............................................    22
  Board's Expectations of Management........................    22
  Shareowner Communications.................................    22
  Composition of the Board..................................    22
  Independence of the Board.................................    23
  Board Committees..........................................    23
AUDITORS....................................................    25
  Appointment of Auditors...................................    25
  Principal Accountant's Fees...............................    25
  Audit Fees................................................    25
  Audit-Related Fees........................................    26
  Tax Fees..................................................    26
  Pre-Approval Policies and Procedures......................    26
  Audit Committee Report....................................    26
ADDITIONAL INFORMATION......................................    27
  Information about Cott....................................    27
  Householding..............................................    27
  Approval..................................................    27
APPENDIX A -- ADOPTION OF PERFORMANCE SHARE UNIT PLAN.......   A-1
APPENDIX B -- ADOPTION OF SHARE APPRECIATION RIGHTS PLAN....   B-1
APPENDIX C -- PERFORMANCE SHARE UNIT PLAN...................   C-1
APPENDIX D -- SHARE APPRECIATION RIGHTS PLAN................   D-1
APPENDIX E -- MANDATE OF THE BOARD OF DIRECTORS.............   E-1
APPENDIX F -- AUDIT COMMITTEE CHARTER.......................   F-1

                                  (COTT LOGO)

                                COTT CORPORATION

                                 PROXY CIRCULAR

     THIS PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OR ON BEHALF OF MANAGEMENT FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS THAT IS TO BE HELD AT THE TIME AND PLACE, AND FOR THE PURPOSES, DESCRIBED IN THE ACCOMPANYING NOTICE OF THE MEETING. This proxy circular and the accompanying proxy are being mailed to our shareowners on or about March 20, 2006.

     All dollar amounts are in United States dollars unless otherwise stated. All information contained in this document is as of February 28, 2006 unless otherwise indicated.

                             VOTING AT THE MEETING

WHO CAN VOTE

     March 10, 2006 is the record date to determine shareowners who are entitled to receive notice of the meeting. Shareowners at the close of business on that date will be entitled to vote at the meeting.

     As at February 28, 2006, 71,711,630 common shares were outstanding. Each common share entitles the holder to one vote on all matters to be presented at the meeting.

VOTING BY REGISTERED SHAREOWNERS

     The following instructions are for registered shareowners only. IF YOU ARE A NON-REGISTERED BENEFICIAL SHAREOWNER, PLEASE FOLLOW YOUR INTERMEDIARY'S INSTRUCTIONS ON HOW TO VOTE YOUR SHARES.

  VOTING IN PERSON

     Registered shareowners who attend the meeting may vote the shares registered in their name on resolutions put before the meeting. If you are a registered holder who will attend and vote in person at the meeting, you do not need to complete or return the form of proxy. Please register your attendance with the scrutineer, Computershare Trust Company of Canada, upon your arrival at the meeting.

  VOTING BY PROXY

     If you are a registered shareowner but do not plan to attend the meeting in person, you may vote by using a form of proxy to appoint someone to come to the meeting as your proxyholder. You either can tell that person how you want your shares to be voted or let that person choose how to vote your shares.

     WHAT IS A PROXY?

     A proxy is a document that authorizes another person to attend the meeting and cast votes on behalf of a registered shareowner at the meeting. If you are a registered shareowner, you can use the accompanying proxy form. You may also use any other legal form of proxy.

     HOW DO YOU APPOINT A PROXYHOLDER?

     Your proxyholder is the person you appoint to cast your votes for you at the meeting. The persons named in the enclosed form of proxy are directors or officers of Cott. You may choose those individuals or any other person to be your proxyholder. Your proxyholder does not have to be a shareowner of Cott. If you want to authorize a director or officer of Cott who is named on the enclosed proxy form as your proxyholder, please leave the line near the top of the proxy form blank, as their names are pre-printed on the form. IF YOU WANT TO AUTHORIZE ANOTHER PERSON AS YOUR PROXYHOLDER, fill in that person's name in the blank space located near the top of the enclosed proxy form.

     Your proxy authorizes the proxyholder to vote and otherwise act for you at the meeting, including any continuation of the meeting that may occur if the meeting is adjourned.

     HOW WILL A PROXYHOLDER VOTE?

     If you mark on the proxy how you want to vote on a particular issue (by checking FOR, AGAINST or WITHHOLD), your proxyholder must cast your votes as instructed. By checking "WITHHOLD" on the proxy form, you will be abstaining from voting.

     IF YOU DO NOT MARK ON THE PROXY HOW YOU WANT TO VOTE ON A PARTICULAR MATTER, YOUR PROXYHOLDER IS ENTITLED TO VOTE YOUR SHARES AS HE OR SHE SEES FIT. IF YOUR PROXY DOES NOT SPECIFY HOW TO VOTE ON ANY PARTICULAR MATTER, AND IF YOU HAVE AUTHORIZED A DIRECTOR OR OFFICER OF COTT TO ACT AS YOUR PROXYHOLDER, YOUR SHARES WILL BE VOTED AT THE MEETING:

     -  FOR ELECTION OF THE NOMINEES NAMED IN THIS PROXY CIRCULAR AS DIRECTORS,

     -  FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS,

     - FOR THE APPROVAL OF THE PERFORMANCE SHARE UNIT PLAN DESCRIBED UNDER "REPORT ON EXECUTIVE COMPENSATION -- LONG-TERM INCENTIVES -- PERFORMANCE SHARE UNIT PLAN" BEGINNING ON PAGE 17 OF THIS PROXY CIRCULAR, IN ACCORDANCE WITH THE RESOLUTION ATTACHED AS APPENDIX A ON PAGE A-1, AND

     - FOR THE APPROVAL OF THE SHARE APPRECIATION RIGHTS PLAN DESCRIBED UNDER "REPORT ON EXECUTIVE COMPENSATION -- LONG-TERM INCENTIVES -- SHARE APPRECIATION RIGHTS PLAN" ON PAGE 18 OF THIS PROXY CIRCULAR, IN ACCORDANCE WITH THE RESOLUTION ATTACHED AS APPENDIX B ON PAGE B-1.

     For more information on these matters, please see "Election of Directors" beginning on page 5, "Auditors -- Appointment of Auditors" on page 25, "Report on Executive Compensation -- Long-Term Incentives -- Proposed New
Plans -- Performance Share Unit Plan" beginning on page 17 and "Report on Executive Compensation -- Long-Term Incentives -- Proposed New Plans -- Share Appreciation Rights Plan" on page 18.

     If any amendments are proposed to these matters, or if any other matters properly arise at the meeting, your proxyholder can generally vote your shares as he or she sees fit. The notice of the meeting sets out all the matters to be presented at the meeting that are known to management as of March 16, 2006.

     HOW DO YOU DEPOSIT A PROXY?

     To be valid, the proxy must be filled out, correctly signed (exactly as your name appears on the proxy form) and returned to the Toronto office of our transfer agent, Computershare Trust Company of Canada, by delivering it to:

                             100 University Avenue
                                   9th Floor
                                Toronto, Ontario
                                    M5J 2Y1
                    Attention: Secretary of Cott Corporation
    Fax: (416) 263-9524 or 1-866-249-7775 (toll-free in Canada and the U.S.)

by 4:30 p.m. (local time in Toronto, Canada) on April 19, 2006 (or the last business day before any reconvened meeting if the meeting is adjourned) or by presenting it to the Chairman of the meeting before commencement of the meeting (or before the reconvened meeting if the meeting is adjourned).

     HOW DO YOU REVOKE YOUR PROXY?

     If you want to revoke your proxy after you have delivered it, another properly executed form of proxy bearing a later date should be delivered by you as set out above under "How do You Deposit a Proxy?" or you can clearly indicate in writing that you want to revoke your proxy and deliver this written document to our principal executive office at:

                             207 Queen's Quay West
                                   Suite 340
                                Toronto, Ontario
                                     Canada
                                    M5J 1A7
                              Attention: Secretary
                              Fax: (416) 203-6207

     This revocation must be received by us before the meeting (or before the date of the reconvened meeting if the meeting is adjourned) or be given to the Chairman of the meeting before commencement of the meeting (or before the reconvened meeting if the meeting is adjourned), or in any other way permitted by law.

     If you revoke your proxy and do not replace it with another form of proxy that is properly deposited, you may still vote shares registered in your name in person at the meeting.

VOTING BY NON-REGISTERED BENEFICIAL SHAREOWNERS

     You may be a non-registered beneficial shareowner (as opposed to a registered shareowner) if your shares are held on your behalf or for your account by an intermediary, such as a broker, a securities dealer, a bank or a trust company. Intermediaries generally are required to forward meeting materials to the persons for whom they hold shares. If you are a non-registered beneficial shareowner, it is your intermediary that legally will be entitled to vote your shares at the meeting. To vote your shares, you must carefully follow the instructions that your intermediary provides you. Instead of completing the form of proxy that we have provided, you likely will be asked to complete and deliver a different form to your intermediary, which would instruct the intermediary how to vote your shares at the meeting on your behalf.

     As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.

CONFIDENTIALITY OF VOTE

     Computershare Trust Company of Canada counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:

     -  there is a proxy contest,

     -  the proxy contains comments clearly intended for management, or

     - it is necessary to determine a proxy's validity or to enable management and/or the board of directors to meet their legal obligations to shareowners or to discharge their legal duties to Cott.

QUORUM

     The annual and special meeting requires a quorum, which for this meeting means:

     - at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled, and

     - persons owning or representing not less than a majority of the total number of our shares entitled to vote.

HOW WILL RESOLUTIONS BE PASSED?

     All matters that are scheduled to be voted upon at the meeting are ordinary resolutions. Ordinary resolutions are passed by a simple majority: if more than half of the votes that are cast are in favour, the resolution passes. (Special resolutions require approval of at least two-thirds of the votes cast. NO SPECIAL RESOLUTIONS ARE CONTEMPLATED AT THE MEETING.) Directors who receive the highest vote totals will be elected as directors. Cumulative voting in the election of directors is not permitted. All other matters must be approved by a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of establishing a quorum, but they are not counted as votes cast for or against a proposal.

PLEASE COMPLETE YOUR PROXY

     Our management, with the support of the board of directors, requests that you fill out your proxy to ensure your votes are cast at the meeting. THIS SOLICITATION OF YOUR PROXY (YOUR VOTE) IS MADE ON BEHALF OF MANAGEMENT. We will pay the cost of proxy solicitation, which primarily will be by mail. Proxies also may be solicited by telephone, in writing or in person by our employees or our transfer agent. We may also use the services of an outside solicitation agent if we deem it advisable and we do not anticipate paying more than C$50,000 for such services.

                PROCEDURE FOR CONSIDERING SHAREOWNERS PROPOSALS

     If you want to propose any matter for a vote by shareowners at our 2007 annual meeting, you must send your proposal to our Secretary. In order for your proposal to be considered for inclusion in our 2007 proxy circular and proxy, it must be received by our Secretary by no later than December 20, 2006 at Cott Corporation, 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7.

                             PRINCIPAL SHAREOWNERS

     We are not aware of any person who, as of February 28, 2006, beneficially owned or exercised control or direction over more than 5% of our common shares except as set forth below:

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                            NATURE OF OWNERSHIP        NUMBER OF        PERCENTAGE
NAME AND ADDRESS                                 OR CONTROL              SHARES          OF CLASS
--------------------------------------------------------------------------------------------------
 AIM Funds Management Inc.(1)               Beneficial ownership          13,308,200      18.6%
 5140 Yonge Street, Suite 900
 Toronto, Ontario
 Canada M2N 6X7
--------------------------------------------------------------------------------------------------
 T. Rowe Price Associates, Inc.(2)          Beneficial ownership           5,840,151       8.1%
 100 E. Pratt Street
 Baltimore, Maryland 21202
--------------------------------------------------------------------------------------------------
 Guardian Capital LP(3)                     Beneficial ownership           5,646,860       7.9%
 Commerce Court West, Suite 3100
 P.O. Box 201
 Toronto, Ontario
 Canada M5L 1E8
--------------------------------------------------------------------------------------------------
 Franklin Resources, Inc.(4)                Beneficial ownership           4,908,883       6.8%
 One Franklin Parkway
 San Mateo, California 94403-1906
--------------------------------------------------------------------------------------------------
 PRIMECAP Management Company(5)             Beneficial ownership           3,990,690       5.6%
 225 South Lake Ave., #400
 Pasadena, California 91101
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

(1) AIM Funds Management Inc. ("AIM") reported in an Alternative Monthly Early Warning Report pursuant to section 4.5 of National Instrument 62-103 -- The Early Warning System and Related Take-Over Bid and Insider Reporting Issues that, as of January 2006, AIM beneficially owns, and has control or direction over these shares. All of such shares are held by AIM on behalf of client accounts and AIM disclaims any ownership in the shares. AMVESCAP PLC ("AMVESCAP") reported in a Schedule 13G filed on February 6, 2006 with the Securities Exchange Commission that, as of December 31, 2005, AIM Funds Management Inc. is an investment advisory subsidiary of AMVESCAP. The address of AIM Funds Management Inc. is 5140 Yonge Street, Suite 900, Toronto, Ontario Canada M2N 6X7.

(2) Based on information provided on an amended Schedule 13G filed February 13, 2006 with the Securities and Exchange Commission. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(3) Guardian Capital LP reported in a Schedule 13G filed on February 14, 2006, that as of December 31, 2005, it beneficially owns, holds sole voting power in and holds sole dispositive power over these shares. The address of Guardian Capital LP is Commerce Court West, Suite 3100, P.O. Box 201, Toronto, Ontario, Canada M5L 1E8.

(4) Franklin Resources, Inc. ("FRI") reported in a Schedule 13G filed on February 7, 2006 with the Securities and Exchange Commission that, as of December 31, 2005, these shares are beneficially owned by one or more investment companies or other managed accounts that are advised by direct and indirect investment advisory subsidiaries of FRI. FRI reported that advisory contracts grant to the applicable investment advisory subsidiaries all investment and/or voting power over the securities owned by their investment advisory clients. Accordingly, these subsidiaries may be deemed to be the beneficial owner of these shares. FRI also reported that Charles
     B. Johnson and Rupert H. Johnson Jr. (the "FRI Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal shareholders of FRI, and therefore may be deemed to be the beneficial owners of securities held by persons and entities advised by FRI subsidiaries. FRI reported that Franklin Templeton Investments Corp., an investment advisory subsidiary, holds sole voting power as to 4,324,787 shares and sole dispositive power with respect to 4,470,883 shares. FRI, the FRI Principal Shareholders and the investment advisory subsidiaries disclaim any economic interest or beneficial ownership in the shares and are of the view that they are not acting as a "group" for purposes of
     Section 13(d) under the Securities Exchange Act of 1934. The address of Franklin Templeton Investments Corp. is 1 Adelaide Street East, Suite 2101, Toronto, Ontario, Canada M5C 3B8. The address of each of the FRI Principal Shareholders is One Franklin Parkway, San Mateo, CA 94403-1906.

(5) PRIMECAP Management Company reported in a Schedule 13G filed on February 14, 2006 with the Securities and Exchange Commission that, as of December 31, 2005, these shares are beneficially owned and that it holds sole voting power as to 1,951,990 shares and sole dispositive power as to 3,990,690 shares. The address of PRIMECAP Management Company is 225 South Lake Avenue, #400, Pasadena, California 91101.

                              FINANCIAL STATEMENTS

     At the meeting, we will submit Cott's annual consolidated financial statements for the year ended December 31, 2005, and the related report of the auditors, to you. No vote will be taken regarding the financial statements.

                             ELECTION OF DIRECTORS

     The Corporate Governance Committee of the board reviews annually the qualification of persons proposed for election to the board and submits its recommendations to the board for consideration. In the opinion of the Corporate Governance Committee and the board, each of the eleven nominees for election as a director is well qualified to act as a director of Cott and, together, the nominees bring the mix of independence, expertise and experience necessary for the board and its committees to function effectively. Our approach to corporate governance and the roles of the board and its committees are described under "Corporate Governance".

     In 2005, the board of directors held eight meetings. Each of our current directors attended in person or by telephone all of the applicable meetings of the board of directors and committees on which they served, except for (i) Mr. Adair who attended seven of eight meetings of the board; (ii) Ms. Magee who attended seven of eight meetings of the board and nine of 10 meetings of the Human Resources and Compensation Committee; and (iii) Mr. Watt who attended five of eight meetings of the board.

     Set out below is certain information concerning our nominees for election as directors of Cott.

                                                                      COMMITTEE
NOMINEE                                                               MEMBERSHIP
--------------------------------------------------------------------------------------
 COLIN J. ADAIR, 63, of Westmount, Quebec, Canada, has           Corporate Governance
 served on the board since 1986. Mr. Adair is first vice              Committee
 president/investment advisor at CIBC World Markets Inc.
 (investment bank). Prior to January 2002, Mr Adair was a
 director with Merrill Lynch Canada, Inc.
--------------------------------------------------------------------------------------
 W. JOHN BENNETT, 60, of Westmount, Quebec, Canada, has            Audit Committee
 served on the board since 1998. Mr. Bennett has been
 chairman and a trustee of Benvest New Look Income Fund
 (merchant bank) since May 2005 Prior to that Mr. Bennett
 was chairman and chief executive officer of Benvest Capital
 Inc. (merchant bank).
--------------------------------------------------------------------------------------
 SERGE GOUIN, 62, of Outremont, Quebec, Canada, has served       Corporate Governance
 on the board since 1986 and is the lead independent                  Committee
 director. Mr. Gouin is chairman of Quebecor Media Inc.
 (broadcasting and publishing conglomerate). From March 2004     Human Resources and
 to May 2005 Mr. Gouin was president and chief executive        Compensation Committee
 officer of Quebecor Media Inc. In the past five years, Mr.
 Gouin was also vice chairman, Salomon Smith Barney Canada,
 Inc. (financial services company) until 2003 and advisory
 director of Citigroup Global Markets Canada Inc. (financial services company) from 2003 to 2004. Mr. Gouin is also a
 director of Cossette Communication Group Inc. (advertising
 agency), Onex Corporation (conglomerate), TVA Group Inc.
 (broadcast communications company), Quebecor Media Inc.,
 Sun Media Corporation (newspaper publishing company) and
 Videotron Limited (cable television company).
--------------------------------------------------------------------------------------
 STEPHEN H. HALPERIN, 56, of Toronto, Ontario, Canada, has                --
 served on the board since 1992. In the past five years, Mr.
 Halperin has been a partner at Goodmans LLP (law firm) and
 a member of that firm's executive committee. Mr. Halperin
 is a trustee of KCP Income Fund (private label and custom
 household chemical and personal products manufacturing).
 Mr. Halperin was a director of AT & T Canada Inc. (now
 known as Allstream Inc.) when it filed for bankruptcy
 protection in Canada and the United States in late 2002.
 That company emerged from bankruptcy protection in early
 2003, at which point Mr. Halperin ceased to be one of its
 directors. Mr. Halperin is the brother of Mark Halperin,
 Cott's Senior Vice-President, General Counsel and
 Secretary.
--------------------------------------------------------------------------------------

                                                                      COMMITTEE
NOMINEE                                                               MEMBERSHIP
--------------------------------------------------------------------------------------
 BETTY JANE HESS, 57, of Hingham, Massachusetts, U.S.A., has     Human Resources and
 served on the board since July 2004. Prior to her              Compensation Committee
 retirement in mid-2004, Ms. Hess was (and had been for the
 prior five years) Senior Vice President, Office of the
 President, of Arrow Electronics, Inc. (electronics
 distributor). Ms. Hess is a director of The Service Master
 Company (residential and commercial outsourcing services).
--------------------------------------------------------------------------------------
 PHILIP B. LIVINGSTON, 48, of Basking Ridge, New Jersey,           Audit Committee
 U.S.A., has served on the board since 2003. Mr. Livingston
 was appointed the Chief Financial Officer of Duff & Phelps      Corporate Governance
 LLC (provider of independent financial advisory and                  Committee
 valuation services) in March 2006. Prior to that he had
 been the vice chairman of Approva Corporation (provider of
 enterprise controls management software) since 2005. Prior
 thereto and from 2003 he had been chief financial officer
 and a member of the board of World Wrestling Entertainment,
 Inc. (media and entertainment company). Prior to 2003, he
 served as president and chief executive officer of
 Financial Executives International, a membership
 organization for chief financial officers, controllers and
 treasurers, a position that he held from 1999 to 2003. Mr.
 Livingston is also a director of MSC Software Corporation
 (provider of virtual product development tools).
--------------------------------------------------------------------------------------
 CHRISTINE A. MAGEE, 46, of Oakville, Ontario, Canada, has       Human Resources and
 served on the board since 2002. Ms. Magee is president of      Compensation Committee
 Sleep Country Canada Inc. (mattress retailer), a position
 that she held for over the past five years. Ms. Magee is
 also a trustee of Sleep Country Canada Income Fund.
--------------------------------------------------------------------------------------
 ANDREW PROZES, 60, of Greenwich, Connecticut, U.S.A., has         Audit Committee
 served on the board since January 2005. Mr. Prozes is, and
 has been for the past five years, global chief executive
 officer of LexisNexis Group (provider of legal, news and
 business information). Mr. Prozes serves on the board of
 directors of Reed Elsevier plc and Reed Elsevier NV
 (publisher and information provider).
--------------------------------------------------------------------------------------
 JOHN K. SHEPPARD(1), 48, of Tampa, Florida, U.S.A., has                  --
 served on the board since 2003. Mr. Sheppard is our
 president and chief executive officer. Prior to September
 2004, Mr. Sheppard was our president and chief operating
 officer and prior to July 2003 was our executive vice
 president and president of our US operations. Prior to
 January 2002, Mr. Sheppard was president and chief
 executive officer of Service Central Technologies, Inc. (a
 supply chain software developer).
--------------------------------------------------------------------------------------
 DONALD G. WATT, 70, of King Township, Ontario, Canada, has               --
 served on the board since 1992. Mr. Watt is the chairman
 and chief executive officer of DW + Partners Inc. (design
 merchant bank). In the past five years, Mr. Watt held the
 position of chairman of Watt International Inc. (marketing
 and design company). Mr. Watt is a director of Aastra
 Telecom, Inc. (telecommunications manufacturer), Forzani
 Group, Inc. (sporting goods retailer) and Pethealth Inc.
 (provider of pet insurance).
--------------------------------------------------------------------------------------
 FRANK E. WEISE III(2), 61, of Vero Beach, Florida, U.S.A.,               --
 has served on the board since June 1998 and has been
 chairman of the board since January 2002. Mr. Weise served
 as president of Cott from June 1998 to July 2003, and chief executive officer of Cott from June 1998 to August 2004.
 Mr. Weise is an operating partner and managing director of
 J.W. Childs Associates, L.P. (a private equity investment
 firm).
--------------------------------------------------------------------------------------

(1) Under an agreement entered into on March 11, 2004, we have agreed to submit the name of John Sheppard for election to the board of directors at each annual meeting during the term of that agreement.

(2) Under an agreement entered into on April 28, 2004, we have agreed to submit the name of Frank Weise for election to the board of directors at each annual meeting and to recommend his continued appointment as chairman of our board, as described under "Compensation of Directors".

     It is intended that each director will hold office until the close of business of the 2007 annual meeting or until they cease to hold office.

     Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote FOR the election to the board of directors of the eleven nominees who are identified above. Management does not contemplate that any of the nominees will be unable to serve as a director. If, for any reason at the time of the meeting, any of the nominees is unable to serve, and unless otherwise instructed, the persons named in the accompanying form of proxy will vote at their discretion for a substitute nominee or nominees.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

SECURITY OWNERSHIP

     The following table and the notes that follow show the number of our common shares beneficially owned as of February 28, 2006 by each of our directors and the individuals named in the Summary Compensation Table (other than Raymond P. Silcock), as well as by the directors and executive officers as a group. Mr. Silcock's holdings are not included as the information is not available to us.

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                             COMMON SHARES
                                                          BENEFICIALLY OWNED,             COMMON SHARES
NAME                                                   CONTROLLED OR DIRECTED(1)       PERCENTAGE OF CLASS
------------------------------------------------------------------------------------------------------------
  Colin J. Adair                                                  39,827(2)                   0.06%
------------------------------------------------------------------------------------------------------------
  W. John Bennett                                                 38,094(3)                   0.05%
------------------------------------------------------------------------------------------------------------
  Serge Gouin                                                    248,069(4)                   0.35%
------------------------------------------------------------------------------------------------------------
  Stephen H. Halperin(5)                                          42,500(6)                   0.06%
------------------------------------------------------------------------------------------------------------
  Betty Jane Hess                                                 31,305(7)                   0.04%
------------------------------------------------------------------------------------------------------------
  Philip B. Livingston                                            35,363(8)                   0.05%
------------------------------------------------------------------------------------------------------------
  Christine A. Magee                                              30,074(9)                   0.04%
------------------------------------------------------------------------------------------------------------
  Andrew Prozes                                                   28,000(10)                  0.04%
------------------------------------------------------------------------------------------------------------
  John K. Sheppard                                               593,268(11)                  0.82%
------------------------------------------------------------------------------------------------------------
  Donald G. Watt                                                   7,561(12)                  0.01%
------------------------------------------------------------------------------------------------------------
  Frank E. Weise III                                             686,004(13)                  0.95%
------------------------------------------------------------------------------------------------------------
  Mark Benadiba                                                  132,570(14)                  0.18%
------------------------------------------------------------------------------------------------------------
  Clyde Preslar                                                   35,311                      0.05%
------------------------------------------------------------------------------------------------------------
  Tina Dell'Aquila                                                49,135(15)                  0.07%
------------------------------------------------------------------------------------------------------------
  Mark Halperin                                                  161,766(16)                  0.22%
------------------------------------------------------------------------------------------------------------
  Colin Walker                                                   131,240(17)                  0.18%
------------------------------------------------------------------------------------------------------------
  Directors and executive officers as a group
  (consisting of 24 persons, including those named
  above)                                                       2,609,349(18)                  3.62%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

(1) Each director and officer has provided the information on shares beneficially owned, controlled or directed.

(2) Includes 35,000 common shares subject to stock options that vest on or before April 29, 2006.

(3) Includes 25,000 common shares subject to stock options that vest on or before April 29, 2006.

(4) Includes 60,000 common shares subject to stock options that vest on or before April 29, 2006.

(5) Mr. Halperin is also one of three trustees of the Nancy Pencer Spouse Trust, which has indirect control over 27,808 common shares through holdings of various private corporations. Mr. Halperin disclaims any beneficial ownership of such shares.

(6) Includes 10,000 common shares subject to stock options that vest on or before April 29, 2006.

(7) Includes 25,000 common shares subject to stock options that vest on or before April 29, 2006.

(8) Includes 25,000 common shares subject to stock options that vest on or before April 29, 2006.

(9) Includes 25,000 common shares subject to stock options that vest on or before April 29, 2006.

(10) Includes 25,000 common shares subject to stock options that vest on our before April 29, 2006.

(11) Includes 525,000 common shares subject to stock options that vest on or before April 29, 2006.

(12) Includes 5,000 common shares subject to stock options that vest on or before April 29, 2006.

(13) Includes 600,000 common shares subject to stock options that vest on or before April 29, 2006.

(14) Includes 108,000 common shares subject to stock options that vest on or before April 29, 2006.

(15) Includes 38,250 common shares subject to stock options that vest on or before April 29, 2006.

(16) Includes 122,000 common shares subject to stock options that vest on or before April 29, 2006.

(17) Includes 92,000 common shares subject to stock options that vest on or before April 29, 2006.

(18) Includes 1,957,550 common shares subject to stock options that vest on or before April 29, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our directors and executive officers and beneficial owners of more than 10% of our common shares, as well as certain affiliates of those persons, must file reports with the Securities and Exchange Commission showing the number of common shares they beneficially own and any changes in their beneficial ownership.

     Based on our review of these reports, and written representations, if any, of our directors and executive officers, we believe that all required reports were filed in 2005 in a timely manner except (i) one acquisition of shares for the benefit of Andrew Murfin on April 25, 2005 pursuant to our Executive Investment Share Purchase Plan was inadvertently not reported until January 11, 2006, (ii) two sales of shares by Ivano Grimaldi on February 21, 2005 and February 25, 2005 were inadvertently not reported until March 10, 2005, and
(iii) three acquisitions of shares pursuant to the Share Plan for Non-Employee Directors for the benefit of Colin Adair, John W. Bennett, Serge Gouin, Betty Jane Hess and Christine Magee (all Non-Employee Directors) on May 10, 2005, August 3, 2005 and November 3, 2005 were inadvertently not reported until February 16, 2006.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The board has determined that eight of the nominees for director, Colin J. Adair, W. John Bennett, Serge Gouin, Betty Jane Hess, Philip B. Livingston, Christine A. Magee, Andrew Prozes and Donald G. Watt, are independent within the meaning of the rules of the New York Stock Exchange and National Instrument 58-101 Disclosure of Corporate Governance Practice ("NI 58-101") of the Canadian Securities Administrators. A director is "independent" in accordance with the rules of the New York Stock Exchange and NI 58-101 if the board affirmatively determines that such director has no material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us).

     Mr. Adair has business relationships with certain members of management through his position as an investment advisor at CIBC World Markets Inc. The board has determined that Mr. Adair is an independent director on the basis that such relationships are not sufficiently significant to Mr. Adair's role with CIBC World Markets Inc. (and account for well below 2% of the gross revenues test in the rules of the New York Stock Exchange) to affect his ability to act with a view to our best interests and were not material to us, Mr. Adair or CIBC World Markets Inc.

     Both Mr. Watt and a company controlled by him have business relationships with Wal-Mart Stores Inc., our largest customer. The board has determined that such relationships are not sufficiently significant to Wal-Mart to affect Mr. Watt's ability to act with a view to our best interests and were not material to us.

     Our board has determined that neither Mr. Weise nor Mr. Sheppard are independent directors, as each is an employee and officer or past employee or officer and that Mr. Halperin is a non-management but not an independent director as he is the brother of Mark R. Halperin, our senior vice-president, general counsel and secretary, in each case as "independent" is determined under both the rules of the New York Stock Exchange or NI 58-101. Mr. Halperin is also a partner of Goodmans LLP, a law firm that provides counsel to us on a regular basis.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides a summary of compensation earned during each of the last three fiscal years by our chief executive officer, our chief financial officers and our three other most highly compensated executive officers (collectively, the "named executive officers").

                         COMPENSATION -- SUMMARY TABLE

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                                 ANNUAL COMPENSATION
                                        --------------------------------------
                                                                OTHER ANNUAL
NAME AND PRINCIPAL POSITION    YEAR(1)  SALARY($) BONUS(2)($) COMPENSATION(3)
------------------------------------------------------------------------------
  John K. Sheppard(5)            2005    550,000          --     33,631
  President and                  2004    466,667     348,000     29,389
  Chief Executive Officer        2003    388,437     475,000         --
    ----------------------------------------------------------------------
  Mark Benadiba(6)               2005    427,318          --     23,093
  Executive Vice President       2004    376,836      93,774     15,343
  Canada and International       2003    336,716     374,609         --
    ----------------------------------------------------------------------
  Clyde Preslar(7)               2005    113,808          --      8,861
  Executive Vice President and
  Chief Financial Officer
    ----------------------------------------------------------------------
  Raymond P. Silcock(8)          2005    105,769          --      8,704
  Former Executive Vice          2004    300,000     217,500     24,712
  President and Former Chief     2003    288,750     453,698         --
  Financial Officer
    ----------------------------------------------------------------------
  Tina Dell'Aquila(6), (9)       2005    275,542          --     13,642
  Interim Chief Financial        2004    184,715      86,972     12,348
  Officer, Vice President,       2003    158,664     112,255         --
  Controller and Assistant
  Secretary
    ----------------------------------------------------------------------
  Mark R. Halperin(6)            2005    304,119          --     15,709
  Senior Vice President,         2004    283,323     145,126     14,943
  General Counsel & Secretary    2003    261,277     242,698         --
    ----------------------------------------------------------------------
  Colin D. Walker(6)             2005    304,119          --     31,357
  Senior Vice President,         2004    283,323     145,126     14,943
  Corporate Resources            2003    261,277     241,764         --
    ----------------------------------------------------------------------
    ----------------------------------------------------------------------

------------------------------  -----------------------------------------------------------
------------------------------  -----------------------------------------------------------
                                      LONG-TERM COMPENSATION AWARDS
                                -----------------------------------------
                                                  RESTRICTED
                                  SECURITIES        SHARES
                                 UNDER OPTIONS   OR RESTRICTED    LTIP        ALL OTHER
NAME AND PRINCIPAL POSITION      GRANTED(4)(#)    SHARE UNITS    PAYOUTS   COMPENSATION($)
                                -----------------------------------------------------------
  John K. Sheppard(5)                200,000           --          --            11,554(10)
  President and                      400,000           --          --            11,390(11)
  Chief Executive Officer            100,000           --          --           427,138(12)
    --------------------------  ----------------------------------------------------------------------
  Mark Benadiba(6)                    80,000           --          --           828,308(13)
  Executive Vice President            50,000           --          --             1,593(14)
  Canada and International            50,000           --          --           308,414(15)
    --------------------------  ----------------------------------------------------------------------
  Clyde Preslar(7)                   100,000           --          --           405,166(16)
  Executive Vice President and
  Chief Financial Officer
    --------------------------  ----------------------------------------------------------------------
  Raymond P. Silcock(8)                   --           --          --         1,444,494(17)
  Former Executive Vice               55,000           --          --            16,801(18)
  President and Former Chief          55,000           --          --           324,748(19)
  Financial Officer
    --------------------------  ----------------------------------------------------------------------
  Tina Dell'Aquila(6), (9)            20,000           --          --            12,963(20)
  Interim Chief Financial             15,000           --          --            10,482(21)
  Officer, Vice President,            15,000           --          --           132,490(22)
  Controller and Assistant
  Secretary
    --------------------------  ----------------------------------------------------------------------
  Mark R. Halperin(6)                 40,000           --          --            14,798(23)
  Senior Vice President,              40,000           --          --            13,422(24)
  General Counsel & Secretary         40,000           --          --           210,175(25)
    --------------------------  ----------------------------------------------------------------------
  Colin D. Walker(6)                  65,000           --          --            14,798(26)
  Senior Vice President,              40,000           --          --            13,611(27)
  Corporate Resources                 30,000           --          --           211,110(28)
    --------------------------  ----------------------------------------------------------------------
    --------------------------  ----------------------------------------------------------------------

(1) In this proxy circular, references to the year 2005 are to the fiscal year that ended December 31, 2005; to the year 2004 are to the fiscal year that ended January 1, 2005; and to the year 2003 are to the fiscal year that ended January 3, 2004.

(2)  The bonuses earned in 2004 were paid in 2005. See "Compensation
     Principles".

(3) Includes car allowance, premiums for health, dental and disability insurance paid on behalf of the named executive officers.

(4) Granted pursuant to the 1986 Common Share Option Plan, as amended (the "Option Plan"). All outstanding unvested options immediately vest upon a change of control as defined in the Option Plan.

(5)  Mr. Sheppard was appointed Chief Executive Officer on September 1, 2004.

(6) Amounts converted to US$ at the rate of $1.21, $1.30 and $1.40 for 2005, 2004 and 2003, respectively.

(7) Mr. Preslar joined Cott as Executive Vice President and Chief Financial officer on August 29, 2005. Amounts are in respect of the period from August 29, 2005 to December 31, 2005.

(8) Mr. Silcock resigned as Executive Vice President and Chief Financial Officer effective April 29, 2005. Amounts are in respect of the period from January 2, 2005 to April 29, 2005.

(9) Ms. Dell'Aquila served as Interim Chief Financial officer from the date of Mr. Silcock's departure until Mr. Preslar joined as Chief Financial Officer.

(10) Includes $1,094 in income imputed for term life insurance premiums and $10,500 paid to a defined contribution retirement plan.

(11) Includes $1,140 in income imputed for term life insurance premiums and $10,250 paid to a defined contribution retirement plan.

(12) Includes $398,525 paid to a trustee to purchase our common shares on behalf of Mr. Sheppard, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan", $1,140 in income imputed for term life insurance premiums and $10,000 paid to a defined contribution retirement plan.

(13) Includes $1,898 in income imputed for term life insurance premiums and a signing bonus of $826,410 paid to Mr. Benadiba as an inducement to enter into a new employment agreement and in full and final satisfaction of payments, benefits, rights and entitlements due or payable to him pursuant to his prior employment agreement.

(14) Includes $1,593 in income imputed for term life insurance premiums.

(15) Includes $293,694 paid to a trustee to purchase our common shares on behalf of Mr. Benadiba, which vest over a three year period (30%, 30%and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan" and $1,730 in income imputed for term life insurance premiums.

(16) Includes $1,896 in income imputed for term life insurance premiums, $118,269 for relocation expenses and a signing bonus of $285,000.

(17) Includes $324 in income imputed for term life insurance premiums, $10,500 paid to a defined contribution retirement plan and a payment of $1,433,670 payable in connection with his resignation.

(18) Includes $6,551 in income imputed for term life insurance premiums and $10,250 paid to a defined contribution retirement plan.

(19) Includes $296,302 paid to a trustee to purchase our common shares on behalf of Mr. Silcock, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan", $990 in income imputed for term life insurance premiums and $10,000 paid to a defined contribution retirement plan.

(20) Includes $1,898 in imputed income for term life insurance premiums, $6,818 paid to a defined contribution retirement plan and $4,147 paid to a share purchase plan.

(21) Includes $1,330 in income imputed for term life insurance premiums, $5,541 paid to a defined contribution retirement plan and $3,610 paid to a share purchase plan.

(22) Includes $112,255 paid to a trustee to purchase our common shares on behalf of Ms Dell'Aquila, which vest over a three-year period (30%, 30% and 40%) per year pursuant to "2002 Executive Incentive Share Compensation Plan", $1,600 in income imputed for term life insurance premiums, $4,556 paid to a defined contribution retirement plan and $3,037 paid to a share purchase plan.

(23) Includes $1,898 in income imputed for term life insurance premiums, $6,818 paid to a defined contribution retirement plan and $6,082 paid to a share purchase plan.

(24) Includes $1,404 in income imputed for term life insurance premiums, $6,352 paid to a defined contribution retirement plan and $5,667 paid to a share purchase plan.

(25) Includes $185,427 paid to a trustee to purchase our common shares on behalf of Mr. Halperin, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan", $1,169 in income imputed for term life insurance premiums, $5,530 paid to a defined contribution retirement plan and $5,226 paid to a share purchase plan.

(26) Includes $1,898 in income imputed for term life insurance premiums, $6,818 paid to a defined contribution retirement plan and $6,082 paid to a share purchase plan.

(27) Includes $1,593 in income imputed for term life insurance premiums, $6,352 paid to a defined contribution retirement plan and $5,667 paid to a share purchase plan.

(28) Includes $186,361 paid to a trustee to purchase our common shares on behalf of Mr. Walker, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan", $1,169 in income imputed for term life insurance premiums, $5,530 paid to a defined contribution retirement plan and $5,226 paid to a share purchase plan.

STOCK OPTION GRANTS

     During the fiscal year ended December 31, 2005, options to purchase a total of 1,309,250 common shares were granted to employees and a director. The following table provides a summary of grants in 2005 of options to purchase common shares under the Restated 1986 Common Share Option Plan, as amended, to each of the named executive officers. The amounts in the columns headed "5%" and "10%" represent hypothetical gains that could be achieved if the options were to be exercised at the end of the option term. The gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the dates on which the respective options were granted to their respective expiration dates. The dollar amounts in the table below are in Canadian dollars because the exercise price of the options is in Canadian dollars.

                            OPTIONS GRANTED IN 2005

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                 MARKET VALUE OF
                                                 % OF TOTAL                        SECURITIES
                                                  OPTIONS                          UNDERLYING
                                  SECURITIES     GRANTED IN     EXERCISE OR      OPTIONS ON THE
                                 UNDER OPTIONS     FISCAL        BASE PRICE       DATE OF GRANT       EXPIRATION
                                 GRANTED(1)(#)      YEAR       (C$/SECURITY)      (C$/SECURITY)          DATE
-------------------------------------------------------------------------------------------------------------------
  John K. Sheppard                  200,000          15%            28.98             28.98        July 20, 2012
-------------------------------------------------------------------------------------------------------------------
  Mark Benadiba                      50,000                         28.98             28.98        July 20, 2012
                                     30,000           6%            19.35             19.35        October 22, 2012
-------------------------------------------------------------------------------------------------------------------
  Clyde Preslar                     100,000           8%            29.79             29.79        August 29, 2012
-------------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock(3)                  --         --                 --                --        --
-------------------------------------------------------------------------------------------------------------------
  Tina Dell'Aquila                   20,000           2%            28.98             28.98        July 20, 2012
-------------------------------------------------------------------------------------------------------------------
  Mark R. Halperin                   40,000           3%            28.98             28.98        July 20, 2012
-------------------------------------------------------------------------------------------------------------------
  Colin D. Walker                    40,000                         28.98             28.98        July 20, 2012
                                     25,000           5%            19.35             19.35        October 22, 2012
-------------------------------------------------------------------------------------------------------------------
  TOTAL                             505,000          39%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------  ----------------------
-------------------------------  ----------------------
                                  POTENTIAL REALIZABLE
                                    VALUE AT ASSUMED
                                    ANNUAL RATES OF
                                      STOCK PRICE
                                    APPRECIATION FOR
                                    OPTION TERM(C$)
                                   5%(2)       10%(2)
-------------------------------
  John K. Sheppard               2,359,554    5,498,764
-------------------------------
  Mark Benadiba                    589,889    1,374,691
                                   236,322      550,730
-------------------------------
  Clyde Preslar                    471,911    1,099,753
-------------------------------
  Raymond P. Silcock(3)                 --           --
-------------------------------
  Tina Dell'Aquila                 235,955      549,876
-------------------------------
  Mark R. Halperin                 471,911    1,099,753
-------------------------------
  Colin D. Walker                  471,911    1,099,753
                                   196,935      458,942
-------------------------------
  TOTAL
-------------------------------
-------------------------------

(1) Subject to the terms of the Option Plan, these options, unless otherwise expressly indicated, have a seven year term and are exercisable (on a cumulative basis) as to 30% of the optioned shares on or after the first anniversary of the date of the grant, 30% of the optioned shares on or after the second anniversary of the date of the grant and 40% of the optioned shares on or after the third anniversary of the date of the grant.

(2) The 5% and 10% values for Mr. Sheppard converted to US$ as of July 19, 2005 at the rate of $1.2191 would be $1,935,489 and $4,510,511, respectively. The 5% and 10% values for Mr. Benadiba converted to US$ as of July 19, 2005 and October 19, 2005 at the rate of $1.2191 and $1.1745, respectively, would be $483,872 and $1,127,628 and $201,211 and $468,906, respectively.
     The 5% and 10% values for Mr. Preslar converted to US$ as of August 26, 2005 at the rate of $1.1986 would be $1,011,807 and $2,357,941, respectively. The 5% and 10% values for Ms. Dell'Aquila converted to US$ as of July 19, 2005 at the rate of $1.2191 would be $193,549 and $451,051, respectively. The 5% and 10% values for Mr. Halperin converted to US$ as of July 19, 2005 at the rate of $1.2191 would be $387,098 and $902,102, respectively. The 5% and 10% values for Mr. Walker converted to US$ as of July 19, 2005 and October 21, 2005 at the rate of $1.2191 and $1.1745, respectively, would be $387,098 and $902,102 and $169,675 and $390,755, respectively.

(3) Mr. Silcock's options were exercised or terminated following his resignation.

OPTIONS EXERCISED

     The following table provides a summary of the exercise of options by each of those named executive officers during the year ended December 31, 2005 and the number and value of unexercised options on an aggregated basis as at such date.

                           AGGREGATE OPTION EXERCISES

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                                   VALUE OF
                                                                                                 UNEXERCISED
                                                                          UNEXERCISED            IN-THE-MONEY
                                    SECURITIES                             OPTIONS AT             OPTIONS AT
                                     ACQUIRED          AGGREGATE       DECEMBER 31, 2005      DECEMBER 31, 2005
                                        ON               VALUE            EXERCISABLE/           EXERCISABLE/
NAME                                EXERCISE(#)     REALIZED(C$)(1)     UNEXERCISABLE(#)     UNEXERCISABLE(2)(C$)
-----------------------------------------------------------------------------------------------------------------
  John K. Sheppard                         --                 --       405,000/    520,000         --
-----------------------------------------------------------------------------------------------------------------
  Mark Benadiba                            --                 --        69,000/    159,000         --
-----------------------------------------------------------------------------------------------------------------
  Clyde Preslar                            --                 --             0/    100,000         --
-----------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock                   60,000            555,000                     --            --
-----------------------------------------------------------------------------------------------------------------
  Tina Dell'Aquila                         --                 --        33,750/     36,500         --
-----------------------------------------------------------------------------------------------------------------
  Mark R. Halperin                         --                 --       110,000/     84,000         --
-----------------------------------------------------------------------------------------------------------------
  Colin D. Walker                      60,000            672,000        80,000/    105,000         --
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) The aggregate value realized for securities acquired on exercise by Messrs. Silcock and Walker, converted to US$ at the closing rate on the day of exercise, was $441,892 and $543,426, respectively.

EXECUTIVE OFFICERS

     For information with respect to identification of executive officers, see "Executive Officers of Cott" in Part I of our 2006 Annual Report on Form 10-K filed pursuant to the Securities Exchange Act of 1934 and with all applicable Canadian securities authorities.

                             EMPLOYMENT AGREEMENTS

     John K. Sheppard, Mark Benadiba, Clyde Preslar, Tina Dell'Aquila, Mark R. Halperin and Colin D. Walker have individual contracts of employment for an unspecified term, which provide for annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for 2005. Each of these agreements provides for:

     - the payment of bonuses consistent with market and industry standards from time to time and which are based upon the achievement of agreed upon criteria established from time to time by the Human Resources and Compensation Committee, and

     -  customary allowances and perquisites.

     Each of the named executive officers participates in both short-term and long-term incentive programs that we provide. The level of participation is determined by our Human Resources and Compensation Committee and varies by named executive officer.

     If we terminate Mr. Sheppard's employment for any reason other than for just cause, disability or death or if Mr. Sheppard terminates his employment for good reason (which includes a reduction in salary or benefits, a relocation of his principal place of business in certain instances, or a material diminution in his duties), he will receive a severance payment equal to the aggregate of:

     - 24 months of base salary and bonus (based on the average of the bonus paid or payable to Mr. Sheppard in respect of the most recent two completed fiscal years),

     -  a pro-rated bonus for the year in which the termination occurs, and

     - the amount contributed to the executive investment share purchase plan on his behalf for the year immediately preceding the termination, and

     - subject to the terms of our benefit plans in existence from time to time we will continue all group insurance benefits for a period of up to 24 months following the termination date (unless he finds alternate employment that provides comparable benefits). In addition, if Mr. Sheppard's employment is terminated for any reason (other than just cause or his voluntary resignation other than for good reason prior to his 55th birthday), beginning on the later of the date of the termination or Mr. Sheppard's 55th birthday, Mr. Sheppard and his spouse (as long as either of them live) and his daughter (until her 21st birthday) will be entitled to health insurance benefits (medical, dental, and vision care, including prescriptions) to the level provided for in Mr. Sheppard's employment agreement.

     If, following a change of control, Mr. Sheppard's employment is (i) terminated by us other than for just cause, or is deemed terminated, or (ii) Mr. Sheppard terminates his employment for good reason, he shall be entitled to receive a payment equal to:

     -  36 months of his base salary,

     - 36 months of bonuses, based on the average of the bonuses paid to him over the prior two years, and

     - 36 months of past contributions to the executive investment share purchase plan made on Mr. Sheppard's behalf.

     In addition, Mr. Sheppard shall be entitled to a continuation of his benefits, as discussed above. All unvested options and other amounts, benefits or entitlements under Mr. Sheppard's employment agreement vest immediately upon a change of control.

     A "change of control" means any person or group of persons acquiring more than 50% of our outstanding voting shares, a sale by us of all or substantially all of our undertakings and assets or the voluntary liquidation, dissolution or winding-up of Cott.

     If we terminate Mr. Benadiba's employment without just cause he is entitled to receive the aggregate of:

     - two times his annual base salary and annual automobile allowance plus two times the cash value of his target annual incentive bonus, and

     - the continuation of all benefits and perquisites for a period of 24 months (or reimbursement of all reasonable expenses to replace such benefits and perquisites if we cannot replace them).

     If we terminate Mr. Preslar's employment for any reason other than just cause (including termination without just cause following a change of control), he will receive a severance payment equal to 24 months' base salary and target annual incentive bonus.

     If we terminate Mr. Halperin's, Mr. Walker's or Ms. Dell'Aquila's employment for any reason other than just cause, each will receive a severance payment equal to 24 months', 24 months' and 18 months', respectively, of base salary, target annual incentive bonus, car allowance and benefits, excluding short- and long-term disability and out of country benefits.

     Messrs. Sheppard, Benadiba, Preslar, Halperin and Walker have each agreed to a restrictive covenant which generally limits their ability to compete with us (i) in the case of Messrs. Sheppard and Benadiba in any countries in which we conduct business, (ii) in the case of Mr. Preslar, in Canada, the United States, Mexico and the United Kingdom, and (iii) in the case of Messrs. Walker and Halperin, in Canada, the United States and the United Kingdom, in each case during the term of their employment and for a period of 24 months following the termination of their employment regardless of the cause of the termination.

                        REPORT ON EXECUTIVE COMPENSATION

HUMAN RESOURCES AND COMPENSATION COMMITTEE

     The Human Resources and Compensation Committee is responsible for reviewing, developing and recommending to the board the appropriate management compensation policies, programs and levels. The committee develops performance objectives in conjunction with the chief executive officer and assesses the performance of the chief executive officer and reviews the performance of the other senior executive officers at least annually in relation to these objectives.

     The committee is ultimately responsible for determining the level and nature of Cott's executive compensation. The committee has access, at Cott's expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The committee believes that the compensation policies and programs as outlined below ensure that levels of executive compensation truly reflect Cott's performance, thereby serving the best interests of Cott's shareowners.

COMPENSATION PRINCIPLES

     Cott is committed to the philosophy of partnership and to sharing the benefits of success with those who help Cott grow. Cott's strength and ability to sustain growth is based on an organization that perceives people as its single most important asset. The committee's goal is to provide sufficient compensation opportunities for executives in order to attract, retain and motivate the best possible management team to lead Cott in the achievement of both its short and long-term performance goals. The committee believes that compensation significantly based on performance is important to link management and shareowner objectives. With these goals in mind, Cott has adopted an annual bonus plan, an employee share option plan, an employee share purchase savings plan and an executive investment share purchase plan and, if approved at the meeting, the performance share unit plan and stock appreciation rights plan to:

     -  increase the risk/reward ratio of Cott's executive compensation program,

     -  focus management on long-term strategic issues, and

     - align management's interests with those of Cott's shareowners in the sustained growth of shareowner value.

COMPENSATION ELEMENTS AND DETERMINATION PROCESS

     Compensation for executive officers, including the chief executive officer, consists of a base salary, opportunities for bonus cash compensation, and long-term compensation in the form of stock options, the participation in the share purchase savings plan and the executive investment share purchase plan and, if approved at the meeting, the performance share unit plan and stock appreciation rights plan. As set out under "Employment Agreements" each of the named executive officers has a written agreement. The committee's role is to determine what adjustments to base salary, the amount of bonus, performance targets for performance-based compensation, and the appropriate level and targets for other compensation, if any, would be appropriate for the executives. The committee negotiated and approved the arrangement with Mr. Sheppard in connection with his appointment as Chief Executive Officer effective in September 2004. Management negotiates and recommends to the committee, and, if considered appropriate, the committee approves, arrangements with each of Cott's other named executive officers.

     In reviewing and determining executive compensation, the committee examines each component individually as well as total compensation as a whole. The committee determines each executive officer's compensation with reference to relevant industry norms, experience, past performance, level of responsibility and personal requirements and expectations. The committee reviews salary levels periodically and may make adjustments, if warranted, after an evaluation of executive and company performance, salary increase trends in our geographic marketplaces, current salary competitive positioning, and any increase in responsibilities assumed by the executive. The committee has, from time to time, considered the advice of independent consultants with respect to compensation matters. In appropriate circumstances, the committee may augment cash compensation with the payment of bonuses to more closely align an individual's overall compensation with his or her performance, or the profitability of the business unit for which the individual is accountable. The committee may determine bonuses and levels of other compensation using overall corporate or business segment performance targets. The committee sets performance objectives and target levels on an annual basis, and assesses executives against these targets in determining their overall compensation.

     In supporting the philosophy of linking executives and officers and shareowners, the committee has established certain required minimum holding levels of Cott's common shares for executives and officers. These levels are to be met, or were to have been met, by the later of December 31, 2005 and three years after the executive became a member of management. An individual will be considered to have achieved his or her minimum holding level if, prior to December 31, 2005, he or she had satisfied the minimum holding level and has not ceased to satisfy the threshold as a result of the disposal of common shares. Shares held for the benefit of the executive officer through Cott's incentive programs are included in the number of common shares held by the individual. All of the named officers currently comply with these requirements or it is anticipated that they will comply within the timeline provided. The minimum holding levels that the committee requires are:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
POSITION                                                        SALARY MULTIPLE
-------------------------------------------------------------------------------
  Chief Executive Officer                                          5X
-------------------------------------------------------------------------------
  Executive Vice Presidents, Senior Vice Presidents                3X
-------------------------------------------------------------------------------
  Other officers and vice presidents of Cott and its
     subsidiaries                                               1 1/2X - 2X
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

LONG-TERM INCENTIVES

     The committee considers long-term incentives to be an essential component of executive compensation so that a proper balance exists between short and long-term considerations and enhancing shareowner value. There are several components to Cott's long-term incentive program. The committee considers the level of each executive's participation in the program by assessing his or her current level of participation and, in light of that participation, the extent to which further participation will assist in achieving the goals of the program.

  OPTION PLAN

     The board of directors and the committee believe that the grant of equity incentives is one component of an overall compensation plan and is standard and expected in Cott's industry. The directors and the committee believe that awards under the plan play an important part in enabling Cott to attract, retain and motivate employees in the extremely competitive industry in which Cott operates. To that end, Cott maintains a stock option plan that is administered by the committee.

     ADMINISTRATION

     The committee administers the Option Plan and has the power and authority to construe and interpret the Option Plan and any awards made under the Option Plan. The committee determines who is eligible to participate in the Option Plan, the number of common shares for which options are granted, the date of grant of options and the vesting period for each option. The board of directors may amend the Option Plan at any time provided that shareowner and regulatory or stock exchange approval of the amendments, if required, is received prior to the issuance of options under the amended Option Plan.

     OPTION AWARDS

     The grant of options and the issuance of shares under the Option Plan are subject to the following limitations:

        - the number of common shares subject to outstanding options may not exceed 15% of the common shares outstanding on the date of grant of the option,

        - the aggregate number of common shares which may be issued to any one person pursuant to options granted under the Option Plan and any other share compensation arrangement shall not exceed 5% of the aggregate number of common shares outstanding on the date of grant,

        - the aggregate number of common shares which may be issued to directors who are not also officers or employees shall not exceed 0.5% of the aggregate number of common shares outstanding on the date of the grant, and

        - the aggregate number of common shares which may be issued, within a one year period, pursuant to options granted under the Option Plan and any other share compensation arrangement (i) to insiders, shall not exceed 10% of the aggregate number of common shares outstanding on the date of grant, and (ii) to any one insider, together with such insider's associates, shall not exceed 5% of the aggregate number of common shares outstanding on the date of grant, excluding, in each case, common shares issued pursuant to share compensation arrangements over the preceding one year period.

     Options to acquire common shares are granted at the closing price on the Toronto Stock Exchange on the last trading day preceding the date of grant (other than options granted to U.S. participants who own more than 10% of our total combined voting power, which are granted at 110% of the Toronto Stock Exchange closing price).

     Options are nontransferable and have a term of not more than ten years. If a participant ceases to be a director, officer, employee or service provider, all vested unexercised options awarded to such participant will expire on the earliest of:

        -  the expiry date of such options,

        - 60 days following the date the participant ceases to be a director, officer, employee or service provider (the "termination date"), or in the event of the death of a participant, 365 days following the date of the death of such participant, and

        - three years from the date of total and permanent disability or the retirement of a participant.

     All unvested options held by a participant will be forfeited on the date the participant ceases to be a director, officer, employee or service provider for reasons other than death, and all unvested options will fully vest upon the death of a participant. In addition, all unvested options held by participants will fully vest in the case of:

        - a consolidation, merger or amalgamation of Cott with any other corporation following which Cott's voting shareowners hold less than 50% of the voting shares of the surviving entity,

        - a sale of all (or substantially all) of Cott's undertakings and assets, or

        - a proposal made in connection with Cott's liquidation, dissolution, or winding-up.

     If the number of outstanding shares is materially affected as a result of Cott's merger with another entity, or as a result of a rights offering or a reclassification, consolidation or subdivision of shares, participants will be entitled to receive the same consideration paid to the holders of shares in connection with the amalgamation, merger, rights offering, reclassification, consolidation or subdivision, as if they had exercised their options immediately prior to such event. Also, participants will have the right to exercise all vested and unvested options held by them if a take-over bid is made with a per-share offer price greater than (or equal to) their option exercise price, provided the take-over bid permits tendering by notice of guaranteed delivery. Any such exercise will be conditioned upon completion of the take-over bid.

     At February 28, 2006, there were approximately 155 holders of options under the Option Plan and approximately 3,494 people (being all of Cott's directors, officers and employees) were eligible to participate in the Option Plan. The market value of common shares underlying options outstanding as of February 28, 2006 was $56,482,334.

  EXECUTIVE INVESTMENT SHARE PURCHASE PLAN

     Cott has adopted an Executive Investment Share Purchase Plan for the purpose of retaining and rewarding those of Cott's officers and senior management employees as are designated by the committee each year and who exceed certain pre-determined annual performance objectives. This plan replaced the former Executive Incentive Share Compensation Plan. Under this plan, Cott contributes an amount in cash, determined by the committee, to an independent trust. The trust uses the contributed funds to purchase Cott's common shares on the open market on behalf of participants in the plan who exceed the annual performance objectives determined by the committee. Once purchased, the trustee will allocate, when directed by the committee, the number of common shares acquired on behalf of each participant based upon the amount contributed to the trust on behalf of each participant for that particular year. Generally, common shares in the trust will vest over a period of three years in favour of those participants for whom the amount was originally contributed (30% on each of the first and second anniversaries of the first day of the fiscal year after the grant for each of the two years immediately following the year in which common shares were purchased and 40% on the third anniversary of the first day of the fiscal year after the grant for the third year following the year in which the shares were purchased).

     The maximum number of common shares that can be purchased under the plan in any year is, for the first fiscal year in which the plan was in effect, not more than 0.5% of the total number of common shares outstanding on the first day of that fiscal year and, for each subsequent fiscal year, the maximum number of common shares for the preceding year plus 0.5% of the total number of common shares outstanding on the first day of the fiscal year.

     No shares are issued from treasury but are instead purchased on the open market so that the plan is not dilutive to shareowners.

     Cott did not make any contributions to the plan in respect of 2005.

  PROPOSED NEW PLANS

     Cott believes in aligning employee actions with shareowner interests. Our intent is to move away from the granting of stock options as a long-term incentive and focus more on performance-based awards through Performance Share Units and Share Appreciation Rights. The proposed long-term incentive plans are designed to attract, maintain and motivate key employees while promoting the long-term financial success of Cott.

     PERFORMANCE SHARE UNIT PLAN

     As a means of providing an incentive for employees of Cott and its subsidiaries to attain pre-determined corporate performance objectives over a three-year performance cycle, the committee has recommended the adoption of the performance share unit plan (the "PSU Plan"). The PSU Plan requires shareowner approval as a result of New York Stock Exchange regulations. The purpose of the PSU Plan is to promote Cott's long-term financial success and increase its value by encouraging the long-term commitment of key employees and motivating their performance by means of long-term performance-related incentives.

     The value of an employee's award under the PSU Plan is based on two factors: (i) Cott's performance over the three-year performance cycle; and (ii) the market price of Cott's common shares at the time of vesting. At the start of each performance cycle, the committee will establish three tiers of performance goals for Cott to achieve over the three-year period: a minimum threshold level, a target level and an outstanding performance level. The criteria used to set these performance goals may include Cott's earnings before interest, taxes, depreciation and amortization; net earnings; share price performance; return on equity; return on invested capital; or any other financial criteria and objectives determined by the committee. The committee will also determine the employees who may participate in the PSU Plan for each performance cycle.

     A target number of performance share units ("PSUs") for each participant is established by the committee at the beginning of each three-year performance cycle. Each PSU represents the right, on vesting, to receive one Cott common share. The number of PSUs earned at the end of a performance cycle can range from 0% to 150% of the targeted amount, depending on whether Cott achieves the pre-determined threshold, target or outstanding performance goals in that performance cycle. If performance over the three-year performance cycle falls below the threshold level, no PSUs will vest. Cott performance between the threshold and outstanding levels will be weighted so that the final award will vary with the achieved performance. Additionally, since the value of each PSU is tied to Cott's share price, the value received at the end of the performance cycle will fluctuate with the value of the shares.

     Subject to the provisions of the PSU Plan, performance share units will vest upon the completion of the three-year performance cycle. If the employment of a participant comes to an end (other than in the case of a termination without cause) prior to the final vesting of the PSUs granted to such participant, other than due to the death, normal retirement or permanent disability of the participant, the participant will forfeit his or her rights to those PSUs. If a participant is terminated without cause, the committee will have discretion to determine what will happen to the PSUs.

     Throughout the performance cycle, there are no dividends paid to participants on the performance share units, and holders do not have the right to vote the common shares represented by their PSUs. Following the vesting of a participant's PSUs, Cott will contribute cash to an independent trust to be used for the purpose of purchasing an equivalent number of Cott common shares on the New York Stock Exchange at the prevailing market price. The common shares purchased by the trustee will then be registered in the name of the participant and delivered to the participant upon his or her request.

     No shares are issued from treasury and the PSU Plan is not dilutive to Cott's shareowners.

     In the event of (i) a consolidation, merger or amalgamation of Cott with any other corporation following which Cott's voting shareowners hold less than 50% of the voting shares of the surviving entity; (ii) a sale of all (or substantially all) of Cott's undertakings and assets; or (iii) a proposal being made in connection with Cott's liquidation, dissolution, or winding-up, the committee may recommend to Cott's board whether to accelerate the vesting (without regard to attainment of any performance goals) of PSUs of any participant whose employment is terminated without cause in connection with the change of control. In any such event, the board may elect in its discretion to accelerate the vesting of some, all or none of any participant's PSUs.

     The amounts to be awarded to participants pursuant to the PSU Plan in 2006 and future periods is not determinable. Cott's board of directors and the Human Resources and Compensation Committee believe that the PSU

Plan is an important mechanism for providing certain officers and senior management with an incentive for exceeding performance targets.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE FOR THE RESOLUTION ADOPTING THE PERFORMANCE SHARE UNIT PLAN. A MAJORITY OF THE VOTES CAST MUST BE IN FAVOUR OF THE RESOLUTION ADOPTING THE PSU PLAN, WHICH IS SET OUT AT APPENDIX A ON PAGE A-1, IN ORDER FOR IT TO BE APPROVED. UNLESS A PROXY SPECIFIES THAT THE SHARES IT REPRESENTS SHOULD ABSTAIN FROM VOTING OR VOTE AGAINST THE RESOLUTION SET OUT IN APPENDIX A, THE PERSONS NAMED IN THE ENCLOSED PROXY INTEND TO VOTE IN FAVOUR OF THE RESOLUTION. THE FULL TEXT OF THE PERFORMANCE SHARE UNIT PLAN IS ATTACHED AT APPENDIX C AT PAGE C-1 OF THIS PROXY CIRCULAR. THE FOREGOING DISCUSSION ABOVE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PSU PLAN.

     SHARE APPRECIATION RIGHTS PLAN

     The committee has recommended the adoption of the Share Appreciation Rights Plan (the "SAR Plan") as a means of providing additional incentive to employees and directors of Cott and its subsidiaries to promote the growth and success of Cott's business and of aiding Cott and its subsidiaries in attracting and rewarding personnel. The SAR Plan requires shareowner approval as a result of New York Stock Exchange regulations. Under the SAR Plan, share appreciation rights ("SARs") may be granted to employees and directors of Cott or its subsidiaries by the committee on the recommendation of management.

     SARs will typically vest on the third anniversary of the grant date. On vesting, each SAR will represent the right to be paid the difference, if any, between the price of Cott's common shares on the date of grant and their price on the SAR's vesting date. Payments in respect of vested in-the-money SARs will be made in the form of Cott common shares purchased on the open market by an independent trust with cash contributed by Cott. If Cott's share price on the date of vesting is lower than on the date of grant, no payment will be made in respect of those vested SARs. Prior to vesting, there are no dividends paid on the share appreciation rights, and holders do not have the right to vote the common shares represented by their SARs.

     No shares are issued from treasury and the SAR Plan is not dilutive to Cott's shareowners.

     If the employment of a participant comes to an end (other than in the case of a termination without cause) prior to the final vesting of the SARs granted to such participant, other than due to the death, normal retirement or permanent disability of the participant, his or her unvested SARs will be forfeited. All unvested SARs will vest in full in the event of (i) a consolidation, merger or amalgamation of Cott with any other corporation following which Cott's voting shareowners hold less than 50% of the voting shares of the surviving entity;
(ii) a sale of all (or substantially all) of Cott's undertakings and assets; or
(iii) a proposal being made in connection with Cott's liquidation, dissolution, or winding-up. If a participant is terminated without cause, the committee will have discretion to determine what will happen to the SARs.

     The number of SARs to be awarded to participants pursuant to the SAR Plan in 2006 and future periods is not determinable. Cott intends that key employees and directors participate in the SAR Plan each year, in accordance with the terms described above. Cott's board of directors and the committee believe that the SAR Plan is an important mechanism for further aligning the interests of Cott and its key employees and directors in the long-term growth of the company and to aid Cott and its subsidiaries in attracting and retaining personnel.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE FOR THE RESOLUTION ADOPTING THE SHARE APPRECIATION RIGHTS PLAN. A MAJORITY OF THE VOTES CAST MUST BE IN FAVOUR OF THE RESOLUTION ADOPTING THE SAR PLAN, WHICH IS SET OUT AT APPENDIX B ON PAGE B-1, IN ORDER FOR IT TO BE APPROVED. UNLESS A PROXY SPECIFIES THAT THE SHARES IT REPRESENTS SHOULD ABSTAIN FROM VOTING OR VOTE AGAINST THE RESOLUTION SET OUT IN APPENDIX B, THE PERSONS NAMED IN THE ENCLOSED PROXY INTEND TO VOTE IN FAVOUR OF THE RESOLUTION. THE FULL TEXT OF THE SHARE APPRECIATION RIGHTS PLAN IS ATTACHED AT APPENDIX D AT PAGE D-1 OF THIS PROXY CIRCULAR. THE FOREGOING DISCUSSION ABOVE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE SAR PLAN.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Sheppard's base salary as chief executive officer in 2005 was $550,000. No cash bonus was paid to Mr. Sheppard in respect of 2005. The committee has targeted Mr. Sheppard's total compensation, including base salary, bonuses and stock options at a level it believes reflective of the company's compensation philosophy.

     The committee annually reviews with the chief executive officer his objectives for the upcoming year. In reviewing such objectives, the committee determines the structure of the chief executive officer's bonus plan. As part of its determination of bonus targets, the committee considers Cott's strategic plan as well as the chief executive officer's personal objectives. The committee sets targets for the chief executive officer to achieve within the framework of Cott's bonus plan. Both a target for achievement as well as a "stretch" target are set. For fiscal 2005, the committee considered what objectives would best drive Cott's results and shareowner value and in its view earnings per share was the most effective means of achieving those goals. Accordingly, the committee determined that the objectives for Mr. Sheppard as chief executive officer would be based on Cott's earnings per share.

Submitted by the Human Resources and Compensation Committee.

BETTY JANE HESS, CHAIR
SERGE GOUIN
CHRISTINE A. MAGEE

                      SHAREOWNER RETURN PERFORMANCE GRAPH

     The following graph shows changes over our past five fiscal years in the value of C$100, assuming reinvestment of dividends, invested in: (i) our common shares; (ii) the Toronto Stock Exchange's S&P/TSX Composite Index; and (iii) a peer group of publicly traded companies in the bottling industry comprised of Coca-Cola Enterprises Inc., Coca-Cola Bottling Co. Consolidated, National Beverage Corp., Pepsi Bottling Group Inc. and PepsiAmericas Inc. The closing price of Cott's common shares as of December 30, 2005 on the Toronto Stock Exchange was C$17.23 and on the New York Stock Exchange was $14.70.

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
DATE                                 DEC 00         DEC 01         DEC 02         JAN 04         DEC 04         DEC 05
--------------------------------------------------------------------------------------------------------------------------
  Cott Common Shares                    100         219.13         241.22         316.78         258.09         149.83
--------------------------------------------------------------------------------------------------------------------------
  S&P/TSX Composite Index               100          87.43          76.55          97.01         111.06         137.85
--------------------------------------------------------------------------------------------------------------------------
  Peer Group                            100         105.93         115.97         118.17         126.13         127.23
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                           COMPENSATION OF DIRECTORS

     The lead independent director receives an annual retainer of C$140,000. Pursuant to a letter agreement between us and Mr. Weise, Mr. Weise receives an annual fee of $250,000 to serve as the chairman of our board. Under the letter agreement, we have agreed to submit Mr. Weise for election to the board at each annual meeting of our shareowners and to recommend to the board and any appropriate committee that he continue as chairman provided that (i) Mr. Weise is not disqualified by applicable law from acting as a director, (ii) he is not in breach of the letter agreement, (iii) he was elected to the board by the shareowners at the most recent meeting held for this purpose, and (iv) we have not otherwise determined that it is not in our best interest to make such submissions or recommendations. The letter agreement will terminate on the earlier of (i) the date on which our shareowners do not elect Mr. Weise as a director; (ii) our directors (or any applicable committee) fail to appoint Mr. Weise as chairman of our board; and (iii) upon receipt of 120 days' notice by either us or Mr. Weise that such party intends to terminate the letter agreement. Mr. Sheppard is a management director and as such does not receive directors' fees.

     U.S. resident directors receive their applicable retainers in the U.S. dollar amounts found in the table below, while Canadian resident directors receive their applicable fees and retainers in the Canadian dollar amounts set forth below.

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                                                  C$        US$(1)
------------------------------------------------------------------------------------
  Director retainer                                             60,000      48,000
------------------------------------------------------------------------------------
  Committee chair retainer (other than audit committee)(2)      10,000       8,000
------------------------------------------------------------------------------------
  Audit committee chair retainer                                15,000      12,000
------------------------------------------------------------------------------------
  Committee membership retainer                                 10,000       8,000
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

(1)  Converted to US$ at a rate of C$1.25.

(2) In addition to receiving a retainer for acting as a chair of a committee, the chair of a committee will also receive the committee membership retainer.

     Directors are reimbursed for certain business expenses, including their travel expenses in connection with board and committee meeting attendance. Directors are required to own personally at least C$50,000 worth of our common shares, which must be acquired within three years of joining the board or by December 2006, whichever is later. The shares may be acquired through our Share Plan for Non-Employee Directors and, if approved, the Share Appreciation Rights Plan.

     Our Share Plan for Non-Employee Directors allows directors who are neither our employees nor our full-time officers to elect to receive their fees in the form of our common shares. Fees that would otherwise be payable to directors who elect to participate in the plan are paid to a third party trustee who uses the funds to purchase shares on the open market. The trustee allocates the number of shares attributable to each participant based on the amount of fees contributed in respect of that participant. A participant may only receive the shares purchased under the plan (or direct the trustee to sell the shares purchased on his or her behalf and receive the proceeds from the sale of such shares) upon ceasing to be a director. No shares are issued from treasury in connection with this plan and it is not dilutive to shareowners.

                      EQUITY COMPENSATION PLAN INFORMATION

     Set out below is information, as of December 31, 2005, about the only equity compensation plan under which we may issue our common shares from treasury.

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF COMMON
                                                                                   SHARES REMAINING
                                                                                 AVAILABLE FOR FUTURE
                                 NUMBER OF COMMON                                ISSUANCE UNDER EQUITY
                               SHARES TO BE ISSUED      WEIGHTED-AVERAGE          COMPENSATION PLANS
                                 UPON EXERCISE OF       EXERCISE PRICE OF        (EXCLUDING SECURITIES
                               OUTSTANDING OPTIONS     OUTSTANDING OPTIONS     REFLECTED IN COLUMN (A))
PLAN CATEGORY                          (A)                     (B)                        (C)
---------------------------------------------------------------------------------------------------------
  Cott Corporation 1986
  Common Share Option Plan,
  as amended(1)                     4,604,655                C$30.69                   1,094,396
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

(1) As this plan was adopted prior to our initial public offering it was not approved by shareowners. Subsequent amendments to the plan that required shareowner approval have been approved by shareowners. The material terms of the Option Plan are summarized in "Report on Executive
     Compensation -- Long-Term Incentives -- Option Plan".

                        DIRECTORS AND OFFICERS INSURANCE

     We provide insurance for the benefit of our directors and officers against certain liabilities that may be incurred by them in their capacity as directors and officers, as specified in the policy. The current annual policy limit is $35,000,000. We are reimbursed for amounts paid to indemnify directors and officers, subject to a deductible of $1,500,000 for securities and certain other claims and a deductible of $500,000 for all other claims. The deductible is our responsibility. There is no applicable deductible if we are unable to indemnify. The annual premium, which is currently $901,870, including sales taxes, is paid by us.

     Under the terms of our by-laws and agreements with certain directors, we indemnify our directors and officers against certain liabilities incurred by them in their capacity as directors and officers to the extent permitted by law.

                              CORPORATE GOVERNANCE

BOARD AND MANAGEMENT ROLES

     The board of directors has explicitly assumed responsibility for the stewardship of Cott, including:

     -  the adoption of a strategic planning process,

     - the identification of the principal risks for Cott and the implementation of appropriate risk management systems,

     -  succession planning and monitoring of senior management,

     - ensuring that we have in place a communications policy to enable us to communicate effectively and in a timely manner with our shareowners, other stakeholders and the public generally, and

     - the integrity of our internal control and management information systems.

     All decisions materially affecting Cott, our business and operations, including long-term strategic and operational planning, must be approved by the board prior to implementation. Each year management prepares a statement of objectives, plans and performance standards. This statement is submitted to the board of directors for its review and approval prior to implementation.

     To assist in discharging its responsibilities effectively, the board has established three committees: the Audit Committee, the Corporate Governance Committee and the Human Resources and Compensation Committee. The roles of the committees as part of our governance process are outlined below, and their charters may be viewed on our website at www.cott.com. Each committee has the authority to retain special legal, accounting or other advisors.

ALLOCATION OF RESPONSIBILITY BETWEEN THE BOARD AND MANAGEMENT

     The board has adopted a written mandate, the text of which is set out in Appendix E. The business and affairs of Cott are managed by or under the supervision of the board in accordance with all applicable laws and regulatory requirements. The board is responsible for providing direction and oversight, approving our strategic direction and overseeing the performance of our business and management. Management is responsible for presenting strategic plans to the board for review and approval and for implementing our strategic direction. The board has approved a job description for the chief executive officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare on behalf of management a written statement of management's objectives, plans and standards of performance. This report is reviewed and approved annually by both the Human Resources and Compensation Committee and the entire board. Additionally, we have established a lead independent director role and position descriptions for the chairman of the board and for each committee chair.

BOARD'S EXPECTATIONS OF MANAGEMENT

     The board expects management to pursue the following objectives:

     - produce timely, complete and accurate information on our operations and business and on any other specific matter that may, in management's opinion, have material consequences for us and our shareowners and other stakeholders,

     - act on a timely basis and make appropriate decisions with regard to our operations, in accordance with all the relevant requirements and obligations and in compliance with our policies, with a view to increasing shareowner value,

     - apply a rigorous budget process and closely monitor our financial performance in terms of the annual budget approved by the board,

     - develop and implement a strategic plan in light of trends in the market, and

     -  promote high ethical standards and practices in conducting our business.

SHAREOWNER COMMUNICATIONS

     We seek to maintain a transparent and accessible exchange of information with all of our shareowners and other stakeholders with regard to our business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to our timely and continuous disclosure obligations under applicable law, we regularly distribute information to our shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners are invited to communicate with any of our directors, including the lead independent director, by sending a letter to the attention of the director, c/o the Secretary of Cott, 207 Queen's Quay West, Suite 340, Toronto, Ontario M5J 1A7. The letter should indicate that you are a Cott shareowner. Unless the letter is primarily commercial in nature or if it relates to an improper or irrelevant topic, the Secretary or his designee will:

     - forward it to the director or directors to whom it is addressed (or, if it is not directed toward a specific director, to our lead independent director), or

     - attempt to have management respond directly, for example where a shareowner requests information about Cott or a share-related matter.

     All communications not forwarded to the directors will be summarized for the directors and made available to the directors upon their request.

     At each board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors upon request.

COMPOSITION OF THE BOARD

     Our articles permit a minimum of three and a maximum of 15 directors. There are eleven nominees for election to the board, a number that the board considers to be adequate given our size and the nature of our shareowner constituency.

     Board members are encouraged to attend each annual meeting of shareowners. Last year all of the directors attended the annual meeting.

INDEPENDENCE OF THE BOARD

     Mr. Weise is the chairman of our board. Mr. Gouin, an independent director, serves as our lead independent director and presides at meetings of non-management and independent directors.

     At all meetings of the board and committees of the board, any outside board member may request that all members of management, including management directors, be excused so that any matter may be discussed without any representative of management being present. The non-management directors meet independently of management as part of each regularly scheduled quarterly meeting of the board and independent directors meet alone at least annually. The directors met independently of management at seven meetings, and independently of non-independent directors at one meeting, in 2005. In addition, directors who have a material interest in a transaction or agreement are required to disclose the interest to the board, to refrain from voting on the matter and do not participate in discussions relating to the transaction or agreement.

     Each of the Human Resources and Compensation Committee, the Corporate Governance Committee and the Audit Committee is comprised of entirely independent directors. The board oversees the establishment and function of all committees, the appointment of committee members and their conduct. The board has considered the independence of each of its members for purposes of the rules of the New York Stock Exchange and, where applicable, NI 58-101. See "Certain Relationships and Related Transactions".

BOARD COMMITTEES

  HUMAN RESOURCES AND COMPENSATION COMMITTEE

Members -- Betty Jane Hess (Chair), Serge Gouin, Christine A. Magee

     The board has determined that each member of the committee is independent within the meaning of the rules of the New York Stock Exchange and NI 58-101. See "Certain Relationships and Related Transactions". The committee's mandate includes:

     - reviewing, approving and, where appropriate, recommending to the board compensation plans and levels for our senior officers and directors, including our chief executive officer,

     - reviewing and approving incentive compensation to be allocated to our employees, including senior officers, and

     - reviewing and recommending to the board the remuneration to be paid to members of the board.

     The committee also is responsible for reviewing and reporting annually to the board of directors on our organizational structure and ensuring that an appropriate succession plan for the chief executive officer and our senior officers has been developed. The committee met 10 times in 2005.

     In determining the amount of compensation for directors, management reviews industry publications and trends and meets with an outside consultant to determine the appropriate level of compensation. Management then reports its findings and recommendations to the committee, which assesses the information to form a recommendation to the board of directors.

     In 2005, Mercer Human Resource Consulting was retained by Cott to provide advice with respect to particular projects, including assisting with the development of the PSU Plan and the SAR Plan as well as advising on compensation generally for certain executive officers. In addition, Hay Group provided advice with respect to various human resource matters, including advising on proposed changes to directors' fees.

  CORPORATE GOVERNANCE COMMITTEE

Members -- Serge Gouin (Chair), Colin Adair, Philip B. Livingston

     The board has determined that each member of this committee is independent within the meaning of the rules of the New York Stock Exchange and NI 58-101. The Corporate Governance Committee is responsible for developing and monitoring our approach to corporate governance issues in general. Specifically, the Corporate Governance Committee is responsible for:

     - reviewing and recommending changes to the mandates of the board committees,

     - ensuring compliance with the guidelines, rules and requirements that are applicable to us,

     - identifying and recommending the nomination of new members to the board and its committees and identifying and proposing to the board nominees for each annual meeting of shareowners (and as such functions as a nominating committee),

     - ensuring that management develops, implements and maintains (i) appropriate orientation and education programs for directors and (ii) a continuing education policy designed to foster a more extensive knowledge of the business on the part of the board,

     - monitoring and assessing the individual and collective effectiveness of the board and its committees,

     - monitoring the quality of relationship between management and the board and recommending any areas for improvement,

     - reviewing and assessing annually our Corporate Governance Guidelines, and

     - reviewing and, as appropriate, modifying the Code of Business Conduct and Ethics, and pre-approving any request for a waiver of such Code.

     In selecting candidates for the board, the Corporate Governance Committee applies a number of criteria, including:

     - each director should be an individual of the highest character and integrity,

     - each director should have sufficient experience to enable the director to make a meaningful contribution to the board and to Cott,

     - each director should have sufficient time available to devote to our affairs in order to carry out his or her responsibilities as a director,

     - each person who is nominated as an independent director should meet all of the criteria established for independence under applicable securities or stock exchange laws, rules or regulations,

     - whether the residency of the nominee will impact residency and qualification requirements under applicable legislation relating to the composition of the board and its committees, and

     - whether the person is being nominated, or is precluded from being nominated, to fulfill any contractual obligation we may have.

     The committee considers suggestions as to nominees for directors from any source, including any shareowner. Shareowners wishing to suggest a candidate for a director should write to our Secretary at our executive office and include:

     - a statement that the writer is a shareowner and is proposing a candidate for consideration by the Corporate Governance Committee,

     -  the name and contact information for the candidate,

     -  a statement of the candidate's business and educational experience,

     - information regarding each of the factors listed above, other than those in respect of board size and composition, to enable the committee to evaluate the candidate,

     - a statement detailing the relationship between the candidate and us or any of our customers, suppliers or competitors,

     - detailed information about any relationship or understanding between the writer and the proposed candidate, and

     - a statement that the candidate is willing to be considered as a candidate and willing to serve as a director if nominated and elected.

     The committee conducts assessments of the board and its committees at least annually. Directors are required to complete an evaluation of the performance of the board, its committees and directors, which are then reviewed by the committee and results and recommendations resulting therefrom reported to the full board.

     New directors are provided with material respecting Cott and attend information sessions and plant tours with management in order to familiarize themselves with the business. They also meet with company representatives to review the mandates and roles of the board and its committees as well as applicable corporate policies. Directors regularly meet with management to discuss corporate developments and participate in plant tours from time to time. In addition, directors are provided with materials concerning matters to be discussed at upcoming meetings prior to the meeting.

     The Corporate Governance Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the board.

     The Corporate Governance Committee met four times in 2005.

  AUDIT COMMITTEE

Members -- W. John Bennett, Philip B. Livingston (Chair), Andrew Prozes

     The Audit Committee reports directly to the board. Each member has been determined by the board to be independent within the meaning of the rules of the New York Stock Exchange and Rule 10A-3 of the U.S. Exchange Act.

     The committee, on behalf of the board, oversees the integrity of our annual and interim consolidated financial statements, compliance with applicable legal and regulatory requirements, significant financial reporting issues, the internal audit function, the annual independent audit of our financial statements, the independent auditors' qualifications and independence, the performance of our internal auditors and independent auditors and is responsible for satisfying itself that we have implemented appropriate systems of internal controls. The committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See "Auditors -- Audit Committee Report".

     The committee operates pursuant to a written charter that was approved and adopted by the board on March 7, 2001 and updated in March, 2004 and February, 2005, the text of which is set out in Appendix F. As required by the New York Stock Exchange rules, the board has determined that each member of the committee is financially literate and that Mr. Livingston qualifies as an "audit committee financial expert" within the meaning of the rules of the U.S. Securities and Exchange Commission. The committee met eight times in 2005.

                                    AUDITORS

APPOINTMENT OF AUDITORS

     At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP, as our auditors for the next year. A majority of the votes cast must be in favour of this resolution in order for it to be approved.

PRINCIPAL ACCOUNTANT'S FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for us for fiscal 2005 and 2004 were as follows:

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                      FISCAL YEAR
                                                             -----------------------------
                                                                  2005           2004
------------------------------------------------------------------------------------------
  Audit Fees (including out-of-pocket expenses)                $2,025,570     $1,835,178
------------------------------------------------------------------------------------------
  Audit-Related Fees                                              121,557        119,000
------------------------------------------------------------------------------------------
  Tax Fees                                                        156,166         81,382
------------------------------------------------------------------------------------------
  All Other Fees                                                       --             --
------------------------------------------------------------------------------------------
  Total                                                         2,303,293     $2,035,560
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

AUDIT FEES

     Audit fees are those for services related to the audit of our annual financial statements for the 2005 and 2004 fiscal years and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years. For fiscal 2004, audit fees included $0.6 million in fees for audit services related to our compliance with section 404 of the Sarbanes-Oxley Act regarding our internal control over financial reporting.

AUDIT-RELATED FEES

     Audit-related fees for the 2005 and 2004 fiscal years consisted primarily of consultation on various matters and translation of financial documents and financial assistance reports related to an acquisition.

TAX FEES

     Tax fees in fiscal 2005 and 2004 consisted of tax compliance services and advice.

PRE-APPROVAL POLICIES AND PROCEDURES

     In engaging our independent auditor, the Audit Committee considers the following guidelines:

     - For audit services, the independent auditor is to provide the committee with an engagement letter during the last quarter of each fiscal year outlining the scope of the audit services proposed to be performed in the next fiscal year. If agreed to by the committee, this engagement letter will be formally accepted by the committee. The independent auditor is to submit an audit services fee proposal for approval by the committee.

     - For non-audit services, management and the independent auditor will periodically submit to the committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the committee that each proposed non-audit service is permissible under applicable legal requirements. The committee must approve permissible non-audit services in order for us to engage the independent auditor for such services. The committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

     - If management proposes that the committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the committee pursuant to the process outlined above, management will submit the request to the committee. Our management and the independent auditor will each confirm to the committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide an estimate of the cost of such non-audit service. The committee must approve the engagement for the non-audit service and the fees for such service prior to our engagement of the independent auditor for the purposes of providing such non-audit service.

     Any amendment or modification to an approved permissible non-audit service must be approved by the committee or the chair of the committee prior to the engagement of the auditors to perform the service.

     All of our audit related fees and tax fees in 2005 were pre-approved by the Audit Committee in 2005. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor's independence.

     One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management Cott's audited financial statements and Management's Report on Internal Control over Financial Reporting.

     The committee reviewed with the independent auditor their judgment as to the quality, not just the acceptability, of Cott's accounting principles and such other matters as the committee and the auditors are required to discuss under generally accepted auditing standards, in particular those matters required to be discussed by Statement of Auditing Standards No. 61, "Communications with Audit Committees", as amended by Statement of Auditing Standards No. 90, "Audit Committee Communications". The committee also reviewed with management and PricewaterhouseCoopers LLP the critical accounting policies underlying Cott's financial statements and how these policies were applied to the financial statements.

     The audit committee received the written disclosures and the letter from the auditor required by the Independence Standards Board Standard No. 1. The committee discussed with the auditors the auditor's independence from Cott and management, including the matters that are required to be disclosed in writing by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     Based on the foregoing reviews and discussions, the committee recommended to the board of directors that the audited financial statements and Management's Report on Internal Control over Financial Reporting be included in Cott's annual report on Form 10-K for the year ended December 31, 2005 for filing with the U.S. Securities and Exchange Commission.

PHILIP LIVINGSTON, CHAIRMAN
W. JOHN BENNETT
ANDREW PROZES

                             ADDITIONAL INFORMATION

INFORMATION ABOUT COTT

     Upon request to the Secretary you may obtain a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2005, our 2005 audited financial statements, and additional copies of this document. Copies of these documents may also be obtained on our website at www.cott.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

     In addition, we have made available on our website our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, as well as the charters of each of our Human Resources and Compensation Committee, Corporate Governance Committee and Audit Committee. Copies of any of these documents are available in print to any shareowner upon request to the Secretary.

HOUSEHOLDING

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy circulars and annual reports. This means that only one copy of our proxy circular or annual report may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of either document to you if you request one by writing or calling as follows:
Cott Corporation, 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7, Attention: Secretary; telephone number (416) 203-3898. If you want to receive separate copies of the annual report and proxy circular in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

APPROVAL

     The board of directors of Cott has approved the contents and sending of this proxy circular.


                                         -s- Mark R. Halperin



                                         (Signed) MARK R. HALPERIN
                                             Senior Vice President,
                                             General Counsel & Secretary

March 20, 2006

                                   APPENDIX A

                    ADOPTION OF PERFORMANCE SHARE UNIT PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1. the Performance Share Unit Plan described in the proxy circular for Cott's Corporation's annual and special meeting of shareowners to be held on April 20, 2006 under the heading "Long-Term Incentives -- Proposed New
     Plans -- Performance Share Unit Plan", be and the same is hereby authorized and approved; and

2. any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                   APPENDIX B

                   ADOPTION OF SHARE APPRECIATION RIGHTS PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

1. the Share Appreciation Rights Plan described in the proxy circular for Cott's Corporation's annual and special meeting of shareowners to be held on April 20, 2006 under the heading "Long-Term Incentives -- Proposed New Plans -- Share Appreciation Rights Plan", be and the same is hereby authorized and approved; and

2. any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                     APPENDIX C

                                  COTT CORPORATION

                             PERFORMANCE SHARE UNIT PLAN

                                      ARTICLE I

                          PURPOSE AND ESTABLISHMENT OF PLAN

1.1 PURPOSE.

     The Company hereby establishes a Plan for the purposes of fostering and promoting the long-term financial success of the Company and its Subsidiaries and materially increasing the value of the Company and/or its Subsidiaries by
(i) encouraging the long-term commitment of key Employees, (ii) motivating performance of key Employees by means of long-term performance related incentives, (iii) attracting and retaining outstanding key Employees by providing incentive compensation opportunities, and (iv) enabling participation by key Employees in the long-term growth and financial success of the Company.

1.2 EFFECTIVE DATE.

     The Plan shall become effective upon its approval by a majority of the Company's shareholders at the Company's next annual meeting held after the approval of the Plan by the Board.

                                   ARTICLE II

                                  DEFINITIONS

     In this Plan, the following terms shall have the following meanings:

     (a) "AWARD" means any award of the right to earn Performance Share Units granted pursuant to the Plan;

     (b) "AWARD AGREEMENT" means a written agreement between a Participant and the Company which sets forth the terms of the grant of an Award;

     (c) "AWARD AMOUNT" means the value (stated in terms of Canadian dollars) of the Award granted under the Plan to a Participant in respect of a Performance Cycle, assuming the target Performance Goals are attained for such Performance Cycle;

     (d)  "BOARD" means the Board of Directors of the Company;

     (e) "CAUSE" means any action by the Participant or inaction by the Participant that constitutes: (i) a breach of a written employment agreement by that Participant; or (ii) misconduct, dishonesty, disloyalty, disobedience or action that might reasonably injure the Company or any of its Subsidiaries or their respective business interests or reputation;

     (f) "CHANGE OF CONTROL" means: (i) a consolidation, merger or amalgamation of the Company with or into any other corporation whereby the voting shareholders of the Company immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation; (ii) a sale by the Company of all or substantially all of the Company's undertakings and assets; or (iii) a proposal by or with respect to the Company being made in connection with a liquidation, dissolution or winding-up of the Company;

     (g) "COMMITTEE" means the Human Resources and Compensation Committee of the Board;

     (h)  "COMMON SHARES" means the common shares in the capital of the Company;

     (i) "COMPANY" means Cott Corporation, a corporation amalgamated under the laws of Canada;

     (j) "EMPLOYEE" means a full-time, part-time or contract employee of an Employer;

     (k) "EMPLOYER" means, in respect of a Participant, the Company or the Subsidiary of the Company employing such Participant;

     (l) "FAIR MARKET VALUE" means, with respect to a Common Share on any determination date, the closing price of the Common Shares on the Toronto Stock Exchange on the last trading day on which Common Shares traded prior to such date; provided that if no Common Shares traded in the five trading days prior to the determination date, the Committee shall determine Fair Market Value on a reasonable basis using a method that complies with section 409A of the United States Internal Revenue Code of 1986, as amended, and guidance issued thereunder;

     (m) "FISCAL YEAR" means the 12-month period beginning the first Sunday following the immediately preceding Saturday closest to December 31st and ending on the Fiscal Year End;

     (n) "FISCAL YEAR END" means, with respect to each Fiscal Year, the Saturday closest to December 31st of such Fiscal Year;

     (o) "NORMAL RETIREMENT" means retirement from office or employment with an Employer (at the election of the Employee and as agreed to by the Employer);

     (p) "PARTICIPANT" means any Employee(s) approved by the Committee to participate in the Plan;

     (q) "PERFORMANCE CYCLE" means a period of time determined at the date of grant by the Committee, in its discretion, (not to be longer than three Fiscal Years, the first year of which shall be the Fiscal Year in which the award is granted and the last day of which shall be the last day of a Fiscal Year) over which performance is measured for the purpose of determining a Participant's eligibility to earn, and the payment value of, any Performance Share Units;

     (r) "PERFORMANCE GOALS" shall mean the criteria and objectives determined by the Committee in its discretion pursuant to the Plan, which shall be satisfied or met during the applicable Performance Cycle as a condition precedent to a Participant earning Performance Share Units under an Award. Such criteria and objectives may include earnings before interest, taxes, depreciation and amortization; operating income; net operating income after tax; pre-tax or after-tax income; cash flow; net earnings; earnings per share; share price performance; return on assets; return on equity; return on invested capital; tangible net asset growth; any combination of the foregoing; or any other financial criteria and objectives determined by the Committee in its discretion;

     (s) "PERFORMANCE SHARE UNIT" means a notional unit representing a contingent right to receive Common Shares following the Vesting Date based upon the achievement of certain Performance Goals during a specified Performance Cycle;

     (t) "PERMANENT DISABILITY" means the complete and permanent incapacity of a Participant, as determined by a licensed medical practitioner approved by the Committee, due to a medically determinable physical or mental impairment which prevents such Participant from performing substantially all of the essential duties of his or her office or employment;

     (u) "PLAN" means the Cott Corporation Performance Share Unit Plan, as amended from time to time;

     (v) "PSU FUND" means the trust fund or funds established under the PSU Trust Agreement, which for purposes of the Plan constitutes an "employee benefit plan" for purposes of the Tax Act;

     (w) "PSU TRUST AGREEMENT" means the agreement or agreements by and among the Company, the Trustee, and the Agent (as defined therein) to carry out the purposes of the Plan in respect of Common Shares purchased on account of vested Performance Share Units and any income attributable thereto in accordance with the terms of the Plan;

     (x) "SUBSIDIARY" has the meaning assigned thereto in the Securities Act (Ontario) and "SUBSIDIARIES" shall have a corresponding meaning;

     (y)  "SUPERIOR GOALS" has the meaning attributed to it in Section 4.2;

     (z)  "TARGET GOALS" has the meaning attributed to it in Section 4.2;

     (aa) "TARGET PSU NUMBER" has the meaning attributed to it in Section
          4.3(b);

     (bb) "TAX ACT" means the Income Tax Act (Canada) and all regulations thereunder, as amended or restated from time to time. Any reference in the Agreement to a provision of the Tax Act includes any successor provision thereto;

     (cc) "TERMINATED PARTICIPANT" means a Participant who has incurred a Termination Date and shall include, where context requires, the personal representative(s) of a Participant;

     (dd) "TERMINATION DATE" means the Participant's last day of active service with his or her Employer (determined without regard to any notice of termination owing pursuant to statute, regulation, agreement or common law);

     (ee) "THRESHOLD GOALS" has the meaning attributed to it in Section 4.2;

     (ff) "TRUSTEE" means MRS Trust or its successor trustee under the PSU Trust Agreement;

     (gg) "UK TAX LIABILITY" has the meaning attributed to it in Section 8.7(b); and

     (hh) "VESTING DATE" means, with respect to any Performance Share Units earned in a Performance Cycle, the last day of the Performance Cycle, except as otherwise provided in Section 5.3.

                                  ARTICLE III

                           ADMINISTRATION OF THE PLAN

3.1 ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Committee. The Committee shall have the power and authority to:

     (a)  adopt rules and regulations for implementing the Plan;

     (b) other than with respect to the Chief Executive Officer of the Company, determine the eligibility of persons to participate in the Plan, when Awards shall be granted to eligible persons and the amounts, terms and conditions of such Awards, including the Award Amount (subject to the maximum Award Amount set forth in Section 4.1(b));

     (c) interpret and construe the provisions of the Plan, and any such interpretation and construction of the Plan by the Committee shall be final in all respects and, in particular, shall not be subject to any appeals whatsoever;

     (d) subject to statutory and regulatory requirements, make exceptions to the Plan in circumstances which it determines to be exceptional;

     (e) delegate such administrative duties and powers as it may see fit with respect to this Plan (excluding, for greater certainty, the power to grant Awards) to any officers of an Employer (and any such duties performed or powers exercised by any such officers shall be deemed to have been performed or exercised, as the case may be, by the Committee), such delegation to be evidenced by a written resolution adopted by the Committee; and

     (f) take such other steps as it determines to be necessary or desirable to give effect to the Plan.

Any decision, approval or determination made by a person or group of persons delegated the ability to make such decision, approval or determination pursuant to Section 3.1(e) above shall be deemed to be a decision, approval or determination, as the case may be, of the Committee; provided, that two officers of the Company, one of whom must be the Chief Executive Officer, the Chief Financial Officer, the Senior Vice President, Corporate Resources, or the Secretary, are hereby authorized to sign and execute all instruments and documents and do all things necessary or desirable for carrying out the provisions of the Plan.

                                   ARTICLE IV

                               OPERATION OF PLAN

4.1 ELIGIBILITY AND PARTICIPATION.

     (a) All Employees are eligible for consideration to participate in the Plan. Participants in the Plan shall be selected from time to time by the Committee, in its discretion, from among those Employees who, in the opinion of the Committee, are key Employees in a position to contribute materially to the continued growth, development and long-term financial success of the Company and/or its Subsidiaries. Except with respect to Awards granted to the Chief Executive Officer of the Company, the Committee, in its discretion, shall determine the amounts, terms and conditions of each Award granted hereunder, including the Award Amount (subject to the maximum Award Amount set forth in Section 4.1(b) below). Any grant of an Award to the Chief Executive Officer of the Company and the amounts, terms and conditions of such Award, including the Award Amount (subject to the maximum Award Amount set forth below), shall require the prior approval of the independent (as understood within the rules of the New York Stock Exchange and applicable Canadian securities laws) members of the Board, upon the recommendation of the Committee.

     (b) The maximum Award Amount that may be granted to an individual Participant in a Fiscal Year shall not exceed 50% of the aggregate Award Amounts granted to all Participants under this Plan in such Fiscal Year.

     (c) Subject to the foregoing, Awards may be granted by the Committee at any time and from time to time to new Participants, or to already-participating Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine in its discretion. The grant of an Award shall be evidenced by an Award Agreement setting forth such terms, provisions, limitations and performance criteria (including Performance Goals for the applicable Performance Cycle) as are approved by the Committee, but not inconsistent with the Plan. The Award Agreement shall also include the number of Performance Share Units eligible to be earned by a Participant if the Threshold Goals, Target Goals or Superior Goals are attained, as determined pursuant to
          Section 4.3(b).

     (d) Except as required by this Plan, Awards and the Award Agreements evidencing the same need not contain similar provisions. The Committee's determinations under the Plan (including determinations of which Employees are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing same) need not be uniform and may be made by the Committee selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

4.2 PERFORMANCE GOALS.

     At the beginning of each Performance Cycle (and not later than (a) in the case of a Performance Cycle of 12 months or more, the 89th day after the beginning of the Performance Cycle, and (b) in the case of a Performance Cycle of less than 12 months, the date by which 25% of the Performance Cycle has elapsed), the Committee shall, in its discretion, (i) establish for each Performance Cycle the specific Performance Goals as the Committee believes are relevant to the Company's overall business objectives; (ii) determine the threshold Performance Goals (the "THRESHOLD GOALS"), target Performance Goals (the "TARGET GOALS") and superior Performance Goals (the "SUPERIOR GOALS") to be attained in order to earn Performance Share Units for such Performance Cycle; and (iii) instruct senior Human Resources management to notify each Participant in writing of the established Threshold Goals, Target Goals and Superior Goals for such Performance Cycle.

4.3 ATTAINMENT OF PERFORMANCE GOALS.

     (a) Upon completion of the Performance Cycle, the Committee shall certify the level of the Performance Goals attained and the number of Performance Share Units earned by Participants as a result thereof. The basis for earning Performance Share Units for a given Performance Cycle shall be as set forth in Section 4.3(b). Each Participant's Performance Share Units will be subject to vesting as described in
          Section 5.1.

     (b) Attainment of the Target Goals for a Performance Cycle shall result in a Participant earning a number of Performance Share Units equal to the number obtained by dividing such Participant's Award Amount in respect of such Performance Cycle by the Fair Market Value on the date of grant of such Participant's Award (such number, the "TARGET PSU NUMBER"). Failure to attain the Threshold Goals for a Performance Cycle shall result in the failure to earn any of the Performance Share Units eligible to be earned under the Award granted for such Performance Cycle, and such Award shall terminate in full and all contingent rights thereunder shall cease. Attainment between the Threshold Goals and Target Goals for a Performance Cycle shall result in the earning by the Participant of a portion of such Participant's Target PSU Number of Performance Share Units, determined by application of a pre-determined mathematical formula which shall be determined by the Committee in its discretion and set out in the Award Agreement governing such Award.

     (c) In addition to the above targets, if performance in a Performance Cycle exceeds the Target Goals, a Participant will earn additional Performance Share Units over and above such Participant's Target PSU Number of Performance Share Units for such Performance Cycle, as determined by application of a pre-determined mathematical formula which shall be determined by the Committee in its discretion and set out in the Award Agreement governing such Award.

                                   ARTICLE V

                                    VESTING

5.1 VESTING GENERALLY.

     If a Participant earns Performance Share Units for a Performance Cycle, such Performance Share Units shall vest in full on the applicable Vesting Date; provided, that except as provided in Section 5.2, no Performance Share Units shall vest unless the Participant is an Employee as of the applicable Vesting Date and has been continuously employed by an Employer since the date of grant of the Award. Any Performance Share Units that do not vest in accordance with the provisions of this Plan shall be forfeited, and all contingent rights of a Participant thereunder shall cease.

5.2 TERMINATION OF EMPLOYMENT.

     (a) In the event a Participant's employment with an Employer is terminated for Cause (as determined by the Committee in its discretion) or by the Participant voluntarily (other than upon Normal Retirement), all of the Participant's unvested Performance Share Units will be forfeited immediately.

     (b) Except as provided in Section 5.3, in the event a Participant's employment is terminated without Cause, all of the Participant's unvested Performance Share Units shall be forfeited immediately, unless the Committee in its discretion waives the employment requirement under Section 5.1, in which case the Committee shall determine, in its discretion, the number of Performance Share Units to be deemed earned by such Participant on each subsequent applicable Vesting Date, such number not to exceed the pro rata number of Performance Share Units that he or she would have earned on that Vesting Date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable Performance Cycle during which the Participant was actually employed.

     (c) In the event of a Participant's death while in the employ of an Employer, or if a Participant's employment with an Employer is terminated due to Permanent Disability or Normal Retirement, the employment requirements of Section 5.1 shall not apply, in which case the number of Performance Share Units to be deemed earned by such Participant on each subsequent applicable Vesting Date shall equal the pro rata number of Performance Share Units that he or she would have earned on that Vesting Date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable Performance Cycle during which the Participant was actually employed.

5.3 CHANGE OF CONTROL.

     In the event of a Change of Control, the Committee may, in its discretion, recommend to the Board whether to accelerate the vesting (without regard to attainment of any Performance Goals) of all or a portion of the unvested Performance Share Units of any Participant whose employment is involuntarily terminated without Cause in connection with such Change of Control. The Board may elect, in its sole and absolute discretion, to accelerate the vesting of none, some or all of such Participants' unvested Performance Share Units, and any such election shall be final in all respects and, in particular, shall not be subject to any appeals whatsoever. The Vesting Date with respect to any such unvested Performance Share Units shall be the date of such termination of employment.

                                   ARTICLE VI

                       PAYMENT OF PERFORMANCE SHARE UNITS

6.1 PAYMENT IN RESPECT OF PERFORMANCE SHARE UNITS.

     (a) All Performance Share Units earned by a Participant that vest in accordance with the terms of the Plan shall entitle such Participant to receive an equivalent number of Common Shares.

     (b) With respect to each Participant whose Performance Share Units have vested hereunder, as soon as practicable following the determination of the number of Performance Share Units earned by and vested in a Participant, but in no event later than 50 days following the Vesting Date, the Company shall cause such Participant's Employer to contribute to the Trustee an amount sufficient to permit the Trustee to purchase that number of Common Shares equal to the number of vested Performance Share Units. As soon as practicable following the receipt of funds from the applicable Employer under this Section 6.1(b) and prior to the time specified in Section 6.1(c) below, the Trustee shall use such funds to purchase Common Shares on the New

          York Stock Exchange at the prevailing market price for Common Shares as of the time and date of such purchases.

     (c) Within 60 days of the Vesting Date, but in no event later than March 15 of the calendar year following the calendar year in which the Vesting Date occurs, the Common Shares purchased by the Trustee hereunder shall be registered in the name of the Trustee for the benefit of the respective Participant as beneficial owner, or, in the event of death, a designated beneficiary, and transferred to the Participant's account under the PSU Fund, net of all applicable statutory withholdings.

     (d) The Trustee, in its capacity as trustee of the PSU Fund, shall make provision for the reporting and withholding of any Canadian, U.S., UK or Mexican federal or national, provincial, state or local taxes that may be required to be withheld prior to such transfer and shall complete applicable tax withholding and reporting and remit the amounts withheld to the relevant Employer to pay to the appropriate taxing authorities. Until distributed to the Participant, the Trustee, in its capacity as trustee of the PSU Fund, shall hold all such Common Shares in accordance with the terms of the PSU Trust Agreement.

6.2 WITHDRAWAL OF VESTED INTEREST.

     A Participant may request, at any time and from time to time, by a written notice to the Company in the form approved by the Committee, and subject to
Section 6.4, the delivery to him or her of the share certificates representing all or a portion of the Common Shares held in the Participant's account under the PSU Fund, net of any applicable statutory withholdings. The Common Shares constituting such payment shall be delivered by the Trustee within 30 days following the delivery of the written notice.

6.3 PAYOUT OF VESTED INTEREST AT TERMINATION.

     A Terminated Participant must deliver written direction, in the manner prescribed by the Committee, to the Committee within ninety (90) days following his or her Termination Date to request delivery to him or her of share certificates evidencing all Common Shares to which he or she is entitled hereunder. If a Terminated Participant fails to deliver such written direction to the Committee within said ninety (90)-day period, the Committee, subject to
Section 6.4, shall instruct the Trustee to deliver to the Terminated Participant the share certificates evidencing all of the Common Shares credited to the Terminated Participant's account as of the Termination Date.

6.4 RESTRICTIONS ON VESTED SHARES.

     Except as set forth in the Company's policies respecting the trading of the Common Shares by Employees or as restricted by applicable law, Common Shares that have been distributed to a Participant hereunder are not subject to any restrictions concerning their sale or use.

6.5 NO PARTIAL SHARES.

     Only certificates representing whole Common Shares shall be transferred to a Participant's account under Section 6.1(c) or delivered under Sections 6.2 and
6.3. If a Participant is entitled to a fraction of a Common Share under Section 6.1, such entitlement shall be satisfied by payment within the time specified in
Section 6.1(c) of the cash equivalent of such fraction, determined by reference to the Fair Market Value of such Common Share on the Vesting Date.

                                  ARTICLE VII

                           DIVIDENDS AND OTHER RIGHTS

7.1 CASH EARNINGS.

     Cash dividends or earnings, if any, received by the Trustee in respect of Common Shares held in the PSU Fund shall be held by the Trustee for the benefit of the Participant for whom such Common Shares are beneficially held. Until distributed to the Participant, the Trustee shall hold such cash amounts in accordance with the terms of the PSU Trust Agreement.

7.2 STOCK DIVIDENDS.

     Stock dividends, if any, received by the Trustee in respect of Common Shares held in the PSU Fund shall be held by the Trustee for the benefit of the Participant for whom such Common Shares are beneficially held. Until distributed to the Participant, the Trustee shall hold such stock dividends in accordance with the terms of the PSU Trust Agreement.

7.3 VOTING RIGHTS.

     Each Participant shall be entitled to receive notice of and attend all meetings of the holders of Common Shares and the Trustee shall vote the rights associated with any Common Shares as directed by the Participant for whom such Common Shares are held in his or her account under the PSU Fund.

7.4 NOTIFICATION OF RIGHTS.

     The Trustee shall promptly transmit to each Participant all notices of conversion, redemption, tender, exchange, subscription or other rights or powers that the Trustee receives from the Company relating to the Common Shares held in the Participant's account under the PSU Fund. The Participants shall have no ability to exercise any rights associated with unvested Performance Share Units.

                                  ARTICLE VIII

                                    GENERAL

8.1 ADJUSTMENTS.

     (a) The aggregate number of Performance Share Units earned under this Plan shall be proportionally adjusted for an increase or decrease in the number of Common Shares due to a stock split or share consolidation.

     (b) The Committee shall have the discretion to make appropriate adjustments to exclude the effect of extraordinary corporate transactions, such as acquisitions, divestitures, recapitalizations and reorganizations, and shall have the discretion to not take into account extraordinary or non-recurring accounting charges and items, insofar as they may otherwise affect the results under the applicable Performance Goals.

8.2 NON-TRANSFERABILITY.

     Performance Share Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by a Participant's last will and testament or by the laws of descent and distribution. All rights with respect to Performance Share Units earned by a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Performance Share Units contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon the Performance Share Units or upon a Participant's beneficial rights to such Performance Share Units, the Performance Share Units and such rights shall, at the election of the Committee, in its discretion, cease and terminate immediately.

8.3 BENEFICIARY DESIGNATION.

     Each Participant under the Plan may, subject to compliance with all applicable laws, name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of such Participant's death before such Participant receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

8.4 COMPLIANCE WITH STATUTES AND REGULATIONS.

     The granting of Awards and the purchase and delivery of Common Shares by the Trustee under this Plan upon the vesting of Performance Share Units shall be carried out in compliance with applicable law, including, without limitation, the rules, regulations and by-laws of the Toronto Stock Exchange, the New York Stock Exchange, the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations (including Rule 10b-5) promulgated thereunder, and the policies and regulations of applicable securities regulatory authorities. If the Committee determines in its discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the granting of an Award or the purchase or delivery of Common Shares under this Plan, no Award may be granted and no Common Shares may be purchased or delivered unless that action shall have been completed in a manner satisfactory to the Committee.

8.5 NO RIGHT TO EMPLOYMENT.

     Nothing contained in this Plan or in any Award granted under this Plan shall confer upon any person any rights to continued employment with an Employer or interfere in any way with the rights of an Employer in connection with the employment or termination of employment of any such person.

8.6 PARTICIPATION.

     No Employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

8.7 OBLIGATION TO WITHHOLD.

     (a) If, for any reason whatsoever, an Employer becomes obligated to withhold and/or remit to any applicable tax authority (whether domestic or foreign) any amount in connection with this Plan in respect of a Participant, then the Employer shall provide written notice of such obligation to the Participant and shall make the necessary arrangements, as acceptable to the Employer, in connection with the amount that must be withheld and/or remitted.

     (b) If, for any reason whatsoever, an Employer becomes obligated to make any tax payment or primary Class 1 national insurance contribution in the United Kingdom in respect of the acquisition of Common Shares by a Participant pursuant to this Plan (the "UK TAX LIABILITY") or otherwise in relation to the Common Shares so acquired then, by virtue of his or her participation in the Plan, each Participant acknowledges that the applicable Employer shall be entitled to recover all such amounts from the Participant by deduction, withholding or by any means whatsoever. For the avoidance of doubt, the Company or another Employer (or an agent instructed by the Company or such other Employer) shall be entitled to retain, out of the aggregate number of Common Shares to which the Participant would otherwise be entitled pursuant to the Plan, and sell as agent for the Participant such number of Common Shares as in the opinion of the Company or such other Employer will realise an amount equivalent to the UK Tax Liability and to pay such proceeds to the appropriate Employer to reimburse it for the UK Tax Liability. The Company may also require a Participant to enter into a taxation agreement contained within the Award Agreement.

8.8 RIGHT TO AMEND AND TERMINATE.

     Except as restricted by Section 8.9 and subject to applicable laws and regulations of governmental authorities and applicable stock exchanges (i) the Committee or the Board may amend any provisions of the Plan at any time, and
(ii) the Committee or the Board may terminate the Plan at any time, in either case in their discretion. If the Plan is so terminated, no further Awards shall be granted but the Awards then outstanding shall continue in full force and effect in accordance with the provisions of this Plan.

8.9 RESTRICTIONS.

     Notwithstanding Section 8.8, no such amendment or termination of the Plan shall divest any Participant of his or her existing rights under the Plan with respect to any Awards previously granted to such Participant without the prior written consent of the Participant except as may be required to avoid adverse tax consequences to any Participant, including but not limited to, modifications with respect to exemption from the requirements of section 409A of the United States Internal Revenue Code of 1986, as amended, or compliance with the requirements thereof.

8.10 GOVERNING LAW.

     The Plan is established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each and every provision of this Plan shall be according to the laws of the Province of Ontario and the laws of Canada applicable therein.

8.11 LANGUAGE.

     The Company states its express wish that this Plan and all documents related thereto be drafted in the English language only; la societe a par les presentes exprime sa volonte expresse que ce regime, de meme que tous les documents y afferents, soient rediges en anglais seulement.

8.12 SUBJECT TO APPROVAL.

     The Plan is adopted subject to the approval, if required, of the Toronto Stock Exchange, The New York Stock Exchange and the shareholders of the Company and any other required regulatory or stock exchange approval. To the extent a provision of the Plan requires regulatory approval which is not received, such provision shall be severed from the remainder of the Plan until the approval is received and the remainder of the Plan shall remain in effect.

     NOW THEREFORE, this Plan is hereby adopted as of the effective date described in Section 1.2.

                                         COTT CORPORATION

                                         By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                         By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   APPENDIX D

                                COTT CORPORATION

                         SHARE APPRECIATION RIGHTS PLAN

                                   ARTICLE I

                       PURPOSE AND ESTABLISHMENT OF PLAN

1.1 PURPOSE.

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Subsidiaries by providing incentive compensation, based on the appreciation in value of the Common Shares, to key employees and directors of the Company and its Subsidiaries, thereby providing additional incentive for their efforts in promoting the continued growth and success of the business of the Company, as well as rewarding exceptional performance and aiding the Company and its Subsidiaries in attracting and retaining personnel.

1.2 EFFECTIVE DATE.

     The Plan shall become effective upon its approval by a majority of the Company's shareholders at the Company's next annual meeting held after the approval of the Plan by the Board.

                                   ARTICLE II

                                  DEFINITIONS

2.1 INTERPRETATION.

     In this Plan, the following terms shall have the following meanings:

     (a)  "BOARD" means the Board of Directors of the Company;

     (b) "CAUSE" means any action by a Participant or inaction by a Participant that constitutes: (i) a breach of a written employment agreement by that Participant; or (ii) misconduct, dishonesty, disloyalty, disobedience or action that might reasonably injure the Company or any of its Subsidiaries or their respective business interests or reputation;

     (c) "COMMITTEE" means the Human Resources and Compensation Committee of the Board;

     (d)  "COMMON SHARES" means the common shares in the capital of the Company;

     (e) "COMPANY" means Cott Corporation, a corporation amalgamated under the laws of Canada;

     (f) "EMPLOYER" means, in respect of a Participant, the Company or Subsidiary of the Company of which such Participant is an employee or director;

     (g) "FAIR MARKET VALUE" means, with respect to a Common Share on any determination date, the closing price of the Common Shares on the New York Stock Exchange on the last trading day on which Common Shares traded prior to such date; provided that if no Common Shares are traded in the five trading days prior to the determination date, the Committee shall determine Fair Market Value on a reasonable basis using a method that complies with section 409A of the United States Internal Revenue Code of 1986, as amended, and guidance issued thereunder;

     (h) "FISCAL YEAR" means the 12-month period beginning the first Sunday following the immediately preceding Saturday closest to December 31st and ending on the Fiscal Year End;

     (i) "FISCAL YEAR END" means, with respect to each Fiscal Year, the Saturday closest to December 31 of such Fiscal Year;

     (j) "GRANT CONFIRMATION" means the written confirmation provided to the Participant by the Company substantially in the form of Schedule 2;

     (k) "GRANT DATE" means, with respect to a particular grant, the date of the Grant Confirmation;

     (l) "NORMAL RETIREMENT" means retirement from office or employment with the applicable Employer (at the election of the Participant and as agreed to by his or her Employer);

     (m) "PARTICIPANT" means a full-time, part-time or contract employee or director of an Employer who has been granted Share Appreciation Rights hereunder;

     (n) "PERMANENT DISABILITY" means the complete and permanent incapacity of a Participant, as determined by a licensed medical practitioner approved by the Committee, due to a medically determinable physical or mental impairment which prevents such Participant from performing substantially all of the essential duties of his or her office or employment;

     (o) "PLAN" means the Cott Corporation Share Appreciation Rights Plan, as amended from time to time;

     (p) "SAR FUND" means the trust fund or funds established under the SAR Trust Agreement, which for purposes of the Plan constitutes an "employee benefit plan" for purposes of the Tax Act;

     (q) "SAR TRUST AGREEMENT" means the agreement or agreements by and among the Company, the Trustee, and the Agent (as defined therein) to carry out the purposes of the Plan in respect of Common Shares purchased on account of vested Share Appreciation Rights, if any, and any income attributable thereto in accordance with the terms of the Plan;

     (r) "SHARE APPRECIATION RIGHTS" means share appreciation rights granted pursuant to Article IV of the Plan;

     (s) "SUBSIDIARY" has the meaning assigned thereto in the Securities Act (Ontario), as amended, and "SUBSIDIARIES" shall have a corresponding meaning;

     (t) "TAX ACT" means the Income Tax Act (Canada) and all regulations thereunder, as amended or restated from time to time. Any reference in the Agreement to a provision of the Tax Act includes any successor provision thereto;

     (u) "TERMINATED PARTICIPANT" means a Participant who has incurred a Termination Date and shall include, where context requires, the personal representative(s) of a Participant;

     (v) "TERMINATION DATE" means the Participant's last day of active service with his or her Employer (determined without regard to any notice of termination owing pursuant to statute, regulation, agreement or common law);

     (w) "TRUSTEE" means MRS Trust or its successor trustee under the SAR Trust Agreement; and

     (x) "VESTING DATE" means, with respect to any Share Appreciation Rights, the earlier of (i) the third anniversary of the Grant Date of such Share Appreciation Rights, and (ii) December 1 of the third calendar year following the end of the first Fiscal Year with respect to which the services to which the Share Appreciation Rights relate were provided; provided, that, if the vesting of any Share Appreciation Rights is accelerated as provided in Sections 5.2 or 5.3, the "VESTING DATE" shall mean the date on which such accelerated vesting is deemed to have occurred.

                                  ARTICLE III

                           ADMINISTRATION OF THE PLAN

3.1 ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Committee. The Committee shall have the power and authority to:

     (a)  adopt rules and regulations for implementing the Plan;

     (b) other than with respect to the Chief Executive Officer of the Company and members of the Committee, determine the eligibility of persons to participate in the Plan, when Share Appreciation Rights shall be granted to eligible persons and the number of Share Appreciation Rights granted to each Participant;

     (c) interpret and construe the provisions of the Plan, and any such interpretation and construction of the Plan by the Committee shall be final in all respects and, in particular, shall not be subject to any appeals whatsoever;

     (d) subject to statutory and regulatory requirements, make exceptions to the Plan in circumstances which it determines to be exceptional;

     (e) delegate such administrative duties and powers as it may see fit with respect to this Plan (excluding, for greater certainty, the power to grant Share Appreciation Rights) to any officers of the Company or its Subsidiaries (and any such duties performed or powers exercised by any such officers shall be deemed to have been performed or exercised, as the case may be, by the Committee), such delegation to be evidenced by a written resolution adopted by the Committee; and

     (f) take such other steps as they determine to be necessary or desirable to give effect to the Plan.

Any decision, approval or determination made by a person or group of persons delegated the ability to make such decision, approval or determination pursuant to (e) above shall be deemed to be a decision, approval or determination, as the case may be, of the Committee; provided, that two officers of the Company, one of whom must be the Chief Executive Officer, the Chief Financial Officer, the Senior Vice President, Corporate Resources, or the Secretary, are hereby authorized to sign and execute all instruments and documents and do all things necessary or desirable for carrying out the provisions of the Plan.

                                   ARTICLE IV

                               OPERATION OF PLAN

4.1 ELIGIBILITY AND PARTICIPATION.

     (a) All full-time, part-time and contract employees and directors of the Company and its Subsidiaries are eligible for consideration to participate in the Plan. Such full-time, part-time or contract employees and directors of the Company and its Subsidiaries as are designated from time to time by the Committee, in its discretion, upon the recommendation of management of the Company or the applicable Employer, shall be entitled to participate in the Plan. Except with respect to the Chief Executive Officer of the Company and members of the Committee, the Committee shall determine, in its discretion, the amounts, terms and conditions of the Share Appreciation Rights granted hereunder (subject to the limit on the maximum number of Share Appreciation Rights that may be granted set forth in Section 4.1(b) below). Any grant of Share Appreciation Rights to the Chief Executive Officer of the Company and the amounts, terms and conditions of such Share Appreciation Rights (subject to the limit on the maximum number of Share Appreciation Rights that may be granted set forth below), shall require the prior approval of the independent (as understood within the rules of the New York Stock Exchange and applicable Canadian securities laws) members of the Board, upon the recommendation of the Committee. Any grant of Share Appreciation Rights to members of the Committee and the amounts, terms and conditions of such Share Appreciation Rights (subject to the limit on the maximum number of Share Appreciation Rights that may be granted set forth below), shall by approved by a majority of the members of the Board who are not members of the Committee.

     (b) The maximum number of Share Appreciation Rights that may be granted to an individual Participant in a Fiscal Year shall not exceed 50% of the aggregate number of Share Appreciation Rights granted to all Participants under this Plan in such Fiscal Year.

     (c) Subject to the foregoing, Share Appreciation Rights may be granted by the Committee at any time and from time to time to new Participants, or to already-participating Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine in its discretion. All Share Appreciation Rights granted hereunder shall be evidenced by an agreement between the Company and the Participant substantially in the form of Schedule 1 and a Grant Confirmation delivered by the Committee to the Participant.

     (d) Except as required by this Plan, Share Appreciation Rights and the agreements and Grant Confirmations evidencing same need not contain similar provisions. The Committee's determinations under the Plan (including determinations of which employees and directors are to receive Share Appreciation Rights, the form, amount and timing of such Share Appreciation Rights, the terms and provisions of such Share Appreciation Rights and the agreements and Grant Confirmations evidencing same) need not be uniform and may be made by the Committee selectively among Participants who receive, or are eligible to receive Share Appreciation Rights under the Plan.

                                   ARTICLE V

                                    VESTING

5.1 VESTING GENERALLY.

     A Participant's Share Appreciation Rights shall vest on the Vesting Date applicable to such Share Appreciation Rights; provided, that except as provided in Section 5.2, no Share Appreciation Rights shall vest unless the Participant is in the employ of or is a director of his or her Employer as of the applicable Vesting Date and has been continuously employed and/or served as a director since the Grant Date of such Share Appreciation Rights. Any Share Appreciation Rights that do not vest in accordance with the provisions of this Plan shall be forfeited and all contingent rights of a Participant thereunder shall cease.

5.2 TERMINATION OF EMPLOYMENT.

     (a) In the event a Participant's employment with or service as a director of his or her Employer is terminated for Cause (as determined by the Committee in its discretion) or by the Participant voluntarily (other than upon Normal Retirement), all of the Participant's unvested Share Appreciation Rights will be forfeited immediately.

     (b) In the event a Participant's employment or service as a director is terminated by the Employer without Cause, all of the Participant's unvested Share Appreciation Rights will be forfeited immediately, unless otherwise determined by the Committee, in its discretion, and if so determined all or such portion of the Participant's unvested Share Appreciation Rights as is determined by the Committee shall vest on the date specified by the Committee.

     (c) In the event of a Participant's death while in the employ of or serving as a director of his or her Employer, such Participant's unvested Share Appreciation Rights shall immediately vest in full as of the Participant's date of death.

     (d) In the event a Participant's employment with or service as a director of his or her Employer is terminated due to Permanent Disability or Normal Retirement, such Participant's unvested Share Appreciation Rights shall vest on the date that would have been such Participant's Vesting Date had the Participant remained employed with, or in the service of, the Employer.

5.3 AMALGAMATION, LIQUIDATION OR CHANGE OF CONTROL.

     If there is:

     (a) a consolidation, merger or amalgamation of the Company with or into any other corporation whereby the voting shareholders of the Company immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation;

     (b) a sale by the Company of all or substantially all of the Company's undertakings and assets; or

     (c) a proposal by or with respect to the Company being made in connection with a liquidation, dissolution or winding-up of the Company,

then all unvested Share Appreciation Rights shall, notwithstanding anything to the contrary contained in the terms relating to such grant of Share Appreciation Rights, vest in full upon the occurrence of any such event and be payable in accordance with Article VI.

                                   ARTICLE VI

                      PAYMENT OF SHARE APPRECIATION RIGHTS

6.1 PAYMENT IN RESPECT OF SHARE APPRECIATION RIGHTS.

     (a) Any payment with respect to vested Share Appreciation Rights, net of any applicable statutory withholdings other than with respect to UK Participants, for whom any payments shall be subject to Section 8.7(b), shall be in the form of that number of Common Shares having an aggregate value (determined by reference to the Fair Market Value of the Common Shares on the Vesting Date applicable to such Share Appreciation Rights) equal to the product of: (i) the amount, if any, by which the Fair Market Value of one Common Share on the

          Vesting Date of such Share Appreciation Rights exceeds the Fair Market Value of one Common Share on the related Grant Date; multiplied by
          (ii) the number of Share Appreciation Rights vesting on such Vesting Date.

     (b) The Company shall cause the Employer of each Participant whose Share Appreciation Rights have vested hereunder to contribute to the Trustee an amount sufficient to permit the Trustee to purchase, prior to the time specified in Section 6.1(c) below, the number of Common Shares required with respect to such vested Share Appreciation Rights. The Trustee shall use such funds to purchase such Common Shares on the New York Stock Exchange at the prevailing market price for Common Shares as of the time and date of such purchase.

     (c) Common Shares purchased by the Trustee under this Plan shall be registered in the name of the Trustee for the benefit of the respective Participant as beneficial owner, or, in the event of death, a designated beneficiary, and transferred to the Participant's account under the SAR Fund within 30 days following the applicable Vesting Date, net of any applicable statutory withholdings.

     (d) The Trustee, in its capacity as trustee of the SAR Fund, shall make provision for the reporting and withholding of any Canadian, U.S., UK or Mexican federal, provincial, state or local taxes that may be required to be withheld prior to such transfer and shall complete applicable tax withholding and reporting and remit the amounts withheld to the relevant Employer to pay to the appropriate taxing authorities. Until distributed to the Participant, the Trustee, in it capacity as trustee of the SAR Fund, shall hold all such Common Shares in accordance with the terms of the SAR Trust Agreement.

     (e) Notwithstanding the foregoing, in no event shall the number of Common Shares distributed under the Plan with respect to a Fiscal Year exceed 1.0% of the total number of Common Shares outstanding as of the first day of such Fiscal Year.

6.2 WITHDRAWAL OF VESTED INTEREST.

     A Participant may, at any time and from time to time, by a written notice to the Company in the form approved by the Committee, request subject to Section 6.4, the delivery to him or her of the share certificates representing all or a portion of the Common Shares held in the Participant's account under the SAR Fund, net of any applicable statutory withholdings. The designated Common Shares shall be delivered by the Trustee within 30 days following the delivery of the written notice.

6.3 PAYOUT OF VESTED INTEREST AT TERMINATION.

     A Terminated Participant must deliver written direction, in the manner prescribed by the Committee, to the Committee within ninety (90) days following his or her Termination Date to request delivery to him or her of share certificates evidencing all Common Shares to which he or she is entitled hereunder. If a Terminated Participant fails to deliver such written direction to the Committee within said ninety (90)-day period, the Committee, subject to
Section 6.4, shall instruct the Trustee to deliver to the Terminated Participant the share certificates evidencing all of the Common Shares credited to the Terminated Participant's account as of the Termination Date.

6.4 RESTRICTIONS ON VESTED SHARES.

     Except as set forth in the Company's policies respecting the trading of the Common Shares by Employees or as restricted by applicable law, Common Shares that have been distributed to a Participant hereunder are not subject to any restrictions concerning their sale or use.

6.5 NO PARTIAL SHARES.

     Only certificates representing whole Common Shares shall be transferred to a Participant's account under Section 6.1(c) or delivered under Sections 6.2 and
6.3. If a Participant is entitled to a fraction of a Common Share under Section 6.1, such entitlement shall be satisfied by payment to the Participant within 30 days following the applicable Vesting Date of the cash equivalent of such fraction, determined by reference to the Fair Market Value of such Common Share on the Vesting Date and on the date of grant in accordance with Section 6.1(a).

                                  ARTICLE VII

                           DIVIDENDS AND OTHER RIGHTS

7.1 CASH EARNINGS.

     Cash dividends or earnings, if any, received by the Trustee in respect of Common Shares held in the SAR Fund shall be held by the Trustee for the benefit of the Participant for whom such Common Shares are beneficially held. Until distributed to the Participant, the Trustee shall hold such cash amounts in accordance with the terms of the SAR Trust Agreement.

7.2 STOCK DIVIDENDS.

     Stock dividends, if any, received by the Trustee in respect of Common Shares held in the SAR Fund shall be held by the Trustee for the benefit of the Participant for whom such Common Shares are beneficially held. Until distributed to the Participant, the Trustee shall hold such stock dividends in accordance with the terms of the SAR Trust Agreement.

7.3 VOTING RIGHTS.

     Each Participant shall be entitled to receive notice of and attend all meetings of the holders of Common Shares and the Trustee shall vote the rights associated with any Common Shares as directed by the Participant for whom such Common Shares are held in his or her account under the SAR Fund.

7.4 NOTIFICATION OF RIGHTS.

     The Trustee shall promptly transmit to each Participant all notices of conversion, redemption, tender, exchange, subscription or other rights or powers that the Trustee receives from the Company relating to the Common Shares held in the Participant's account under the SAR Fund. The Participants shall have no ability to exercise any rights associated with unvested Share Appreciation Rights.

                                  ARTICLE VIII

                                    GENERAL

8.1 DILUTION OR OTHER ADJUSTMENTS.

     In the event of a change in capitalization affecting the Common Shares, such as payment of a stock dividend, a subdivision, consolidation or reclassification of the Common Shares or other relevant changes in the capital stock of the Company, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made by the Company with respect to the number of Common Shares to be paid to a Participant in respect of his or her vested Share Appreciation Rights.

8.2 NON-TRANSFERABILITY.

     Share Appreciation Rights may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by a Participant's last will and testament or by the laws of descent and distribution. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Share Appreciation Rights contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon the Share Appreciation Rights or upon a Participant's beneficial rights to such Share Appreciation Rights, the Share Appreciation Rights and such rights shall, at the election of the Committee, in its discretion, cease and terminate immediately.

8.3 BENEFICIARY DESIGNATION.

     Each Participant under the Plan may, subject to compliance with applicable laws, name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of such Participant's death before such Participant receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

8.4 COMPLIANCE WITH STATUTES AND REGULATIONS.

     The granting of Share Appreciation Rights and the purchase of Common Shares by the Trustee under this Plan upon the vesting of such Share Appreciation Rights shall be carried out in compliance with applicable law, including, without limitation, the rules, regulations and by-laws of the Toronto Stock Exchange, the New York Stock Exchange, the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations (including Rule 10b-5) promulgated thereunder, and the policies and regulations of applicable securities regulatory authorities. If the Committee determines in its discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the granting of a Share Appreciation Right or the purchase or delivery of Common Shares under this Plan, no Share Appreciation Right may be granted and no Common Shares may be purchased or delivered unless that action shall have been completed in a manner satisfactory to the Committee.

8.5 NO RIGHT TO EMPLOYMENT.

     Nothing contained in this Plan or in any Share Appreciation Right granted under this Plan shall confer upon any person any rights to continued employment with or service as a director of an Employer or interfere in any way with the rights of an Employer in connection with the employment or termination of employment or service as a director of any such person.

8.6 PARTICIPATION.

     No employee or director of an Employer shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

8.7 OBLIGATION TO WITHHOLD.

     (a) If, for any reason whatsoever, an Employer becomes obligated to withhold and/or remit to any applicable tax authority (whether domestic or foreign) any amount in connection with this Plan in respect of a Participant, then the Company or such Subsidiary shall provide written notice of such obligation to the Participant and shall make the necessary arrangements, as acceptable to the Company or such Subsidiary, in connection with the amount that must be withheld and/or remitted.

     (b) If, for any reason whatsoever, the Company or any of its Subsidiaries becomes obligated to make any tax payment or primary Class 1 national insurance contribution in the United Kingdom in respect of the acquisition of Common Shares by a Participant pursuant to this Plan (the "UK TAX LIABILITY") or otherwise in relation to the Common Shares so acquired then, by virtue of his or her participation in the Plan, each Participant acknowledges that the applicable Employer shall be entitled to recover all such amounts from the Participant by deduction, withholding or by any means whatsoever. For the avoidance of doubt, the applicable Employer (or an agent instructed by such Employer) shall be entitled to retain, out of the aggregate number of Common Shares to which the Participant would otherwise be entitled pursuant to the Plan, and sell as agent for the Participant such number of Common Shares as in the opinion of the Employer will realise an amount equivalent to the UK Tax Liability and to pay such proceeds to the appropriate Employer to reimburse it for the UK Tax Liability. The Company may also require a Participant to enter into a taxation agreement contained within the agreement granting Share Appreciation Rights to the Participant.

8.8 RIGHT TO AMEND AND TERMINATE.

     Except as restricted by Section 8.9 and subject to applicable laws and regulations of governmental authorities and applicable stock exchanges (i) the Committee or the Board may amend any provisions of the Plan at any time, and
(ii) the Committee or the Board may terminate the Plan at any time, in either case in their discretion. If the Plan is so terminated, no further Share Appreciation Rights shall be granted but the Share Appreciation Rights then outstanding shall continue in full force and effect in accordance with the provisions of this Plan.

8.9 RESTRICTIONS.

     Notwithstanding Section 8.8, no such amendment or termination of the Plan shall divest any Participant of his or her existing rights under the Plan with respect to any Share Appreciation Rights previously granted to such Participant without the prior written consent of the Participant.

8.10 GOVERNING LAW.

     The Plan is established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each and every provision of this Plan shall be according to the laws of the Province of Ontario and the laws of Canada applicable therein.

8.11 LANGUAGE.

     The Company states its express wish that this Plan and all documents related thereto be drafted in the English language only; la societe a par les presentes exprime sa volonte expresse que ce regime, de meme que tous les documents y afferents, soient rediges en anglais seulement.

8.12 SUBJECT TO APPROVAL.

     The Plan is adopted subject to the approval, if required, of the Toronto Stock Exchange, The New York Stock Exchange and the shareholders of the Company and any other required regulatory or stock exchange approval. To the extent a provision of the Plan requires regulatory approval which is not received, such provision shall be severed from the remainder of the Plan until the approval is received and the remainder of the Plan shall remain in effect.

     NOW THEREFORE, this Plan is hereby adopted as of the effective date described in Section 1.2.

                                         COTT CORPORATION

                                         Per:
                                          --------------------------------------

                                         Per:
                                          --------------------------------------

                                   APPENDIX E

                       MANDATE OF THE BOARD OF DIRECTORS

PURPOSE

     The purpose of this mandate is to set out the responsibilities of the Board of Directors of the Corporation. The Board of Directors is committed to fulfilling its statutory mandate to supervise the management of the business and affairs of the Corporation with the highest standards of ethical conduct and in the best interests of the Corporation. The Board approves the strategic direction of the Corporation and oversees the performance of the Corporation's business and management. The management of the Corporation is responsible for presenting strategic plans to the Board for review and approval and for implementing the Corporation's strategic direction.

     This mandate should be read in conjunction with the Corporate Governance Guidelines of the Corporation which set out additional responsibilities of the Board of Directors and contain guidelines pertaining to, inter alia, board size, selection, expectations, committees and meetings.

RESPONSIBILITIES

1. To the extent feasible, the Board of Directors shall satisfy itself as to the integrity of the Chief Executive Officer and other senior officers and that the Chief Executive Officer and other senior officers create a culture of integrity throughout the Corporation.

2. Review and approve the annual operating plan (including the capital budget), strategic plan (which takes into account, among other things, the opportunities and risks facing the Corporation's business) and business objectives of the Corporation that are submitted by management and monitor the implementation by management of the strategic plan. During at least one meeting each year, the Board of Directors will review the Corporation's long-term strategic plans and the principal issues that the Corporation expects to face in the future.

3. Identify and review the principal business risks of the Corporation's business and oversee, with the assistance of the Audit Committee, the implementation and monitoring of appropriate risk management systems and the monitoring of risks.

4. Ensure, with the assistance of the Corporate Governance Committee, the effective functioning of the Board of Directors and its committees in compliance with the corporate governance requirements of the Toronto Stock Exchange, the New York Stock Exchange and applicable legislation, and that such compliance is reviewed periodically by the Corporate Governance Committee.

5. Develop the Corporation's approach to corporate governance. The Corporate Governance Committee shall develop a set of corporate governance principles and guidelines that are specifically applicable to the Corporation.

6. Satisfy itself that internal controls and management information systems for the Corporation are in place, are evaluated as part of the internal auditing process and reviewed periodically on the initiative of the Audit Committee.

7. Assess the performance of the Corporation's executive officers, including monitoring the establishment of appropriate systems for succession planning as set forth in the Corporate Governance Guidelines of the Corporation (including appointing, training and monitoring senior management) and for periodically monitoring the compensation levels of such executive officers based on determinations and recommendations made by the Human Resources and Compensation Committee.

8. Ensure that the Corporation has in place a policy for effective communication with shareowners, other stakeholders and the public generally.

9. Review and, where appropriate approve, the recommendations made by the various committees of the Board of Directors, including, without limitation, to: select nominees for election to the Board; appoint directors to fill vacancies on the Board; appoint and replace members of the various committees of the Board and the lead director of each such committee; and, establish the form and amount of director compensation.

     The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, the authority and responsibility for managing the business of the Corporation in a manner consistent with the standards of the Corporation.

     The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business, the entry of the Corporation into a major new line of business or transactions involving related parties.

MEASURES FOR RECEIVING SHAREOWNER FEEDBACK

     The Corporation shall provide a mechanism for receiving feedback from shareowners regarding its publicly disseminated materials and otherwise. Persons designated to receive such information shall be required to provide a summary of the feedback to the Board of Directors on a semi-annual basis or at such other more frequent intervals as they see fit. Specific procedures for permitting shareowner feedback and communication with the Board will be prescribed by the Corporation's communications policy.

EXPECTATIONS OF DIRECTORS

     The Board of Directors shall develop and update, in conjunction with the Corporate Governance Committee, specific expectations of directors and such expectations shall be set out in the Corporate Governance Guidelines of the Corporation.

ANNUAL EVALUATION

     At least annually, the Board of Directors through the Corporate Governance Committee shall, in a manner it determines to be appropriate:

     - Conduct a review and evaluation of the performance of the Board and its members, its committees and their members, including the compliance of the Board with this mandate and of the committees with their respective charters.

     -  Review and assess the adequacy of this mandate on an annual basis.

                                   APPENDIX F

                       AUDIT COMMITTEE (THE "COMMITTEE")

                                    CHARTER

PURPOSE

     The Committee is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and
(4) the performance of the Corporation's internal auditors and independent auditors.

RESPONSIBILITIES

1.   The Committee shall satisfy itself, on behalf of the Board, that:

     (a) the Corporation's quarterly and annual financial statements should be approved and included in the Corporation's regulatory filings;

     (b) the information contained in the Corporation's quarterly financial statements, Annual Report to shareowners and other financial disclosure information contained in documents such as Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"), the Annual Information Form and Form 10-K and the annual proxy statement and the financial information contained in any prospectus is not materially erroneous, misleading or incomplete;

     (c) the Corporation has implemented appropriate systems of internal control over financial controls and reporting and the safeguarding of the Corporation's assets and that these are operating effectively;

     (d) the audit function has been effectively carried out and that any matter which the independent auditors wish to bring to the attention of the Board has been addressed; and

     (e) the Corporation's independent auditors are qualified and independent of management.

2. The Committee shall report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality and integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the performance and independence of the Corporation's independent auditors, and the performance of the internal auditors.

3. The Committee shall meet separately, periodically, with management, with the internal auditors and with the independent auditors.

4. The Committee shall discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Corporation's disclosures under MD&A and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-K. The Committee shall also review all of the Corporation's financial statements, MD&A and earnings press releases prior to public disclosure thereof by the Corporation.

5. The Committee shall discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles, any major issues as to the adequacy of the Corporation's internal controls and any special steps adopted in light of material control deficiencies. The Committee shall ensure that adequate procedures are in place for reviewing the Corporation's disclosure of financial information extracted or derived from the Corporation's financial statements and periodically assess the adequacy of those procedures. The annual and interim financial statements must be approved by the full Board prior to their filing and release (unless, in the case only of the interim financial statements, the Board delegates this authority to the Committee).

6. The Committee shall prepare the audit report required by the rules of the Securities and Exchange Commission and other applicable securities regulatory authorities to be included in the Corporation's annual proxy statement.

7. The Committee is directly responsible for the resolution of disagreements between management and the independent auditors regarding financial reporting.

8. The Committee shall discuss with management the Corporation's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

9. The Committee shall discuss with management the Corporation's policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor and control such exposure.

10. The Committee shall review the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation's financial statements.

11. Subject to compliance with the requirements of applicable laws, the Committee shall have the sole authority to appoint, retain or replace the independent auditors (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditors shall report directly to the Committee.

12. The Committee shall review with the independent auditors any audit problems or difficulties and management's response. This review should include a discussion of (a) any restrictions on the scope of the independent auditors' activities or on access to requested information, and (b) any significant disagreements with management. The Committee may review, as it deems appropriate, (i) any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise) (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Corporation.

13. Subject to compliance with the requirements of applicable law, the Committee shall set clear hiring policies for employees or former employees and partners or former partners of the current and former independent auditors.

14. (a) The Committee shall, at least annually, obtain and review a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditors and the Corporation.

     (b) Based on the above mentioned report, the Committee shall evaluate the qualifications, performance and independence of the independent auditors. In this evaluation, the Committee shall (i) consider whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence, (ii) evaluate the lead partner of the independent auditors' team and make sure that there is a regular rotation of the lead partner, (iii) evaluate the independent auditors' team and make sure that there is a regular rotation in compliance with applicable laws, and (iv) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditors to the Board.

15. The Committee shall review and discuss quarterly reports from the independent auditors (required by Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act")) on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

16. The Committee shall be responsible for the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditors, subject to the de minimus exceptions for non-audit services described in
    Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

17. The Committee shall review the Corporation's internal accounting controls and information gathering systems, as well as the risks, priorities and deficiencies, if any, identified by the Corporation's independent and internal auditors, and ensure that appropriate corrective action is taken with respect thereto.

18. The Committee shall review the scope and results of audit plans of the independent auditors and the objectivity, effectiveness and resources of the Corporation's internal auditors.

19. The Committee shall review the performance and the remuneration of the Corporation's internal auditors and shall approve all decisions in connection therewith. The internal auditors shall report directly to the Committee.

20. The Committee shall monitor and review the Corporation's (and its affiliates) compliance with environmental laws and regulations and ensure that a compliance program is developed and maintained by the Corporation.

21. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

22. The members of the Committee shall have the right for the purpose of performing their duties to inspect all the books and records of the Corporation and its subsidiaries and of discussing such accounts and records and any matters relating to the financial position of the Corporation with the officers and independent and internal auditors of the Corporation and its subsidiaries and any member of the Committee may require the independent and internal auditors to attend any or every meeting of the Committee.

23. It is understood that in order to properly carry out its responsibilities, the Committee shall have the right, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors, at the expense of the Corporation.

24. The audit functions of the Committee may not be delegated to another committee.

25. The Committee shall be responsible for those matters assigned to it under the Corporation's Code of Business Conduct and Ethics and Code of Ethics for Senior Officers.

26. The Committee shall review and reassess the adequacy of this Charter periodically, at least on an annual basis, as conditions dictate. The Committee shall annually review and assess the Committee's own performance.

STRUCTURE

1. The Board shall elect annually from among its members a committee to be known as the Audit Committee to be composed of at least three independent directors, none of whom shall (a) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee or (b) be affiliated with the Corporation or (c) be officers or employees of the Corporation or of any of its affiliates, or have been an officer or employee of the Corporation, any of its affiliates or the independent auditors in the three years prior to being appointed to the Committee or (d) be an immediate family member of any of these persons.

2. Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation's stock is listed from time to time and in accordance with applicable law, including applicable listing standards.

3. Committee members shall not simultaneously serve on the audit committees of more than three other public companies unless the Board determines that simultaneous service on more than three other audit committees would not impair such member's ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation's annual proxy statement.

4. A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee. Polling of Committee members in lieu of a meeting is not permitted.

5. Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee.

6. The Committee shall appoint one of its members to act as Chairman (the "Chairman"). The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"), which shall be circulated to members of the Board upon completion. The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chairman.

7. The Committee will meet as many times as is necessary to carry out its responsibilities, and shall meet without members of management present from time to time as requested by the Chairman of the Committee.

8. The time at which and the place where the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

9. The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

(COTT LOGO)

Cott Corporation

207 Queen's Quay West,
Suite 340
Toronto, Ontario
M5J 1A7 Canada
www.cott.com

[COTT LOGO]                                                 [COMPUTERSHARE LOGO]

                                                9th Floor, 100 University Avenue
                                                        Toronto, Ontario M5J 2Y1
                                                           www.computershare.com

                                                SECURITY CLASS

                                                HOLDER ACCOUNT NUMBER


FORM OF PROXY - ANNUAL AND SPECIAL MEETING OF COTT CORPORATION TO BE HELD ON APRIL 20, 2006

THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT.

NOTES TO PROXY

1. EVERY HOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON OF THEIR CHOICE, WHO NEED NOT BE A HOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING. IF YOU WISH TO APPOINT A PERSON OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED HEREIN, PLEASE INSERT THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE SPACE PROVIDED (SEE REVERSE).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE HOLDER, HOWEVER, IF YOU DO NOT SPECIFY HOW TO VOTE IN RESPECT OF ANY MATTER, YOUR PROXYHOLDER IS ENTITLED TO VOTE YOUR SHARES AS HE OR SHE SEES FIT. IF THIS PROXY DOES NOT SPECIFY HOW TO VOTE ON A MATTER, AND IF YOU HAVE AUTHORIZED A DIRECTOR OR OFFICER OF COTT CORPORATION TO ACT AS YOUR PROXYHOLDER, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT. IN PARTICULAR, IF YOUR PROXY DOES NOT SPECIFY HOW TO VOTE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN RESOLUTION NUMBER 1. ELECTION OF DIRECTORS, FOR THE APPOINTMENT OF AUDITORS SET OUT IN RESOLUTION NUMBER 2. APPOINTMENT OF AUDITORS AND FOR THE RESOLUTIONS NUMBERED 3 AND 4.

6. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting and at any continuation of the Meeting after an adjournment thereof.

7. This proxy should be read in conjunction with the accompanying documentation provided by Management.


Proxies submitted must be received by 4:30 p.m. (local time in Toronto, Canada) on April 19, 2006.

THANK YOU

THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT

APPOINTMENT OF PROXYHOLDER

                                                                 PRINT THE NAME OF THE PERSON YOU ARE
I/WE BEING SHAREOWNER(S) OF COTT CORPORATION                     APPOINTING IF THIS PERSON IS SOMEONE
HEREBY APPOINT: Frank E. Weise III, Chairman, or     OR          OTHER THAN THE CHAIRMAN OR PRESIDENT
failing him, John K. Sheppard, President and CEO                 AND CEO

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) at the Annual and Special Meeting of shareowners of Cott Corporation to be held at the Glenn Gould Studio, Canadian Broadcasting Centre, 250 Front Street West, Toronto, Ontario, Canada, on Thursday, April 20, 2006 at 8:30 a.m. (local time in Toronto, Canada), and at any continuation of the Meeting after an adjournment thereof. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED WITH RESPECT TO ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND AT ANY CONTINUATION OF THE MEETING AFTER AN ADJOURNMENT THEREOF. As of March 16, 2006, Management is not aware of any such amendments, variations or other matters to be presented at the Meeting.

1. ELECTION OF DIRECTORS The proposed nominees named in the accompanying Proxy Circular are:

01. Colin J. Adair; 02. W. John Bennett; 03. Serge Gouin; 04. Stephen H. Halperin; 05. Betty Jane Hess; 06. Philip B. Livingston; 07. Christine A. Magee;
08. Andrew Prozes; 09. John K. Sheppard; 10. Donald G. Watt; 11. Frank E. Weise III.


FOR all nominees listed above:                    [ ]
                                                       Please specify the
                                                       name of the individual(s)
                                                       from whom you wish to
FOR all nominees listed above other than:         [ ]  withhold your vote:

                                                       ------------------------
WITHHOLD vote for all nominees listed above:      [ ]



2. APPOINTMENT OF AUDITORS

Appointment of PricewaterhouseCoopers LLP as Auditors  [ ]  FOR  [ ]  WITHHOLD

RESOLUTIONS The Board of Directors recommends a vote for the following resolutions. Please read the resolutions in full in the accompanying Proxy Circular.

3. Approving the performance share unit plan in accordance with the resolution set out as Appendix "A" of the Proxy Circular. See Appendix "A" to the Proxy Circular For [ ] Against [ ]

4. Approving the share appreciation rights plan in accordance with the resolution set out as Appendix "B" of the Proxy Circular. See Appendix "B" to the Proxy Circular For [ ] Against [ ]

AUTHORIZED SIGNATURE(s) - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. IF NO VOTING INSTRUCTIONS ARE INDICATED ABOVE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

Signature(s)

---------------------------------               --------------------------------
                                                Date

FINANCIAL STATEMENTS REQUEST


In accordance with Canadian securities           Mark this box if you
regulations, shareowners may elect to            would like to receive
receive interim financial statements,    [  ]    interim financial
if they so request. If you wish to               reports by mail.
receive such mailings, please mark
your selection.


If you do not mark the box, or do not return this PROXY, then it will be assumed you do NOT want to receive interim financial statements.